                            SCHEDULE 14A INFORMATION

      PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934
                                (AMENDMENT NO.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Section 240.14a-12

                              GARTMORE MUTUAL FUNDS
                              ---------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                       N/A
                                       ---
     (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:_____________

2) Aggregate number of securities to which transaction applies:________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________

4) Proposed maximum aggregate value of transaction: _______________________

5) Total fee paid: ________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: ________________________________________________

2) Form, Schedule or Registration Statement No.: __________________________

3) Filing Party: __________________________________________________________

4) Date Filed: ____________________________________________________________

      [LOGO]                      GARTMORE MUTUAL FUNDS

Gartmore Bond Fund
Gartmore Bond Index Fund
Gartmore China Opportunities Fund
Gartmore Convertible Fund
Gartmore Emerging Markets Fund
Gartmore Global Financial Services Fund
Gartmore Global Health Sciences Fund
Gartmore Global Natural Resources Fund
Gartmore Global Technology and Communications Fund
Gartmore Global Utilities Fund
Gartmore Government Bond Fund
Gartmore Growth Fund
Gartmore High Yield Bond Fund
Gartmore International Growth Fund
Gartmore International Index Fund
Gartmore Investor Destinations Aggressive Fund
Gartmore Investor Destinations Moderately Aggressive Fund
Gartmore Investor Destinations Moderate Fund
Gartmore Investor Destinations Moderately Conservative Fund
Gartmore Investor Destinations Conservative Fund
Gartmore Large Cap Value Fund
Gartmore Micro Cap Equity Fund
Gartmore Mid Cap Growth Fund
Gartmore Mid Cap Market Index Fund
Gartmore Millennium Growth Fund
Gartmore Money Market Fund
Gartmore Morley Capital Accumulation Fund
Gartmore Morley Enhanced Income Fund
Gartmore Nationwide Fund
Gartmore Nationwide Leaders Fund
Gartmore Optimal Allocations Fund: Aggressive
Gartmore Optimal Allocations Fund: Moderately Aggressive
Gartmore Optimal Allocations Fund: Moderate
Gartmore Optimal Allocations Fund: Specialty
Gartmore S&P 500 Index Fund
Gartmore Small Cap Index Fund
Gartmore Tax-Free Income Fund
Gartmore Small Cap Growth Fund
Gartmore Small Cap Fund
Gartmore U.S. Growth Leaders Fund
Gartmore U.S. Growth Leaders Long-Short Fund
Gartmore Value Opportunities Fund
Gartmore Worldwide Leaders Fund
NorthPointe Small Cap Value Fund

                        IMPORTANT SHAREHOLDER INFORMATION

      These materials are for a Special Meeting of Shareholders scheduled for December 23, 2004, at 9:00 a.m., Eastern time. The enclosed materials discuss two proposals to be voted on at the meeting, and contain the Notice of Special Meeting, proxy statement, and proxy card. A proxy card, in essence, is a ballot. When you vote your proxy by signing and returning your proxy card, it tells us how you wish to vote on important issues relating to one of the Gartmore Funds (each, a "Fund," and together, the "Funds"), each a series of Gartmore Mutual Funds (the "Trust"). If you specify a vote for all proposals on which you are entitled to vote, your proxy will be voted as you indicate. If you specify a vote for one or more proposals on which you are entitled to vote, but not all, your proxy will be voted as specified on such proposals and, on the proposal(s) for which no vote is specified, your proxy will be voted FOR such proposal(s). If you simply sign, date, and return the proxy card, but do not specify a vote for any proposal, your proxy will be voted FOR all proposals.

      WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, PLEASE FILL OUT AND SIGN THE PROXY CARD(s) AND RETURN THE CARD(s) TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT CONDUCTING ADDITIONAL MAILINGS.

    WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL GARTMORE MUTUAL
                            FUNDS AT 1-800/848-0920.

                          TELEPHONE AND INTERNET VOTING

For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

                              GARTMORE MUTUAL FUNDS
                                 1200 River Road
                                   Suite 1000
                        Conshohocken, Pennsylvania 19428
                                 (800) 848-0920

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of each Fund of Gartmore Mutual Funds:

      Notice is hereby given that a Special Meeting of Shareholders of each of the series or portfolios (singly, a "Fund," and collectively, the "Funds") of Gartmore Mutual Funds, an Ohio business trust (the "Trust"), will be held on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. The purpose of the Meeting is to consider and act on the following matters:

1. To elect a Board of Trustees;

2. To approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust; and

3. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or adjournments thereof.

                                       By Order of the Board of Trustees,

                                       /s/ Eric E. Miller
                                       Eric E. Miller, Secretary

                                       October __, 2004

YOUR VOTE IS IMPORTANT! IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE URGE YOU TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ENCLOSED PROXY OR VOTING INSTRUCTION FORM. FOR YOUR CONVENIENCE, THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE.

                                TABLE OF CONTENTS

                                                                                             PAGE
                                                                                             ----
GENERAL VOTING INFORMATION...............................................................      1

    Who is asking for my vote?...........................................................      1
    Who is eligible to vote?.............................................................      1
    On what issues am I being asked to vote?.............................................      1
    How do the Trustees recommend that I vote?...........................................      2
    How do I ensure that my vote is accurately recorded?.................................      2
    May I revoke my proxy/voting instructions?...........................................      2
    How may I get more information about the Trust and the Funds?........................      3

PROPOSAL 1 -- ELECTION OF TRUSTEES.......................................................      3

    How are nominees selected?...........................................................      3
    Who are the nominees for Trustee?....................................................      4
    How often do the Trustees meet and what are they paid?...............................     10
    How may I communicate with the Board?................................................     12
    What are the other Committees of the Board of Trustees?..............................     13
    Who are the Executive Officers of the Trust?.........................................     13

PROPOSAL 2 -- APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT
PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM AN OHIO BUSINESS
TRUST TO A DELAWARE STATUTORY TRUST......................................................     14

    What will the Reorganization mean for the Funds and their shareholders?..............     15
    Why are the Trustees recommending approval of the Plan and the Reorganization?.......     15
    How do the Ohio business trust law and the Trust's governing documents compare to the Delaware statutory trust law and the DE Trust's governing
       documents?........................................................................     15
    What are the procedures and consequences of the Reorganization?......................     17
    What effect will the Reorganization have on the current investment advisory
       agreements?.......................................................................     18
    What effect will the Reorganization have on the shareholder servicing
       agreements and distribution plans?................................................     18
    What is the effect of shareholder approval of the Plan?..............................     18
    What is the capitalization and structure of the DE Trust?............................     19
    Who will bear the expenses of the Reorganization?....................................     20
    Are there any tax consequences for shareholders?.....................................     20
    What if I choose to sell my shares at any time?......................................     20
    What is the effect of my voting "For" the Plan?......................................     20

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE
PROVIDERS TO THE TRUST...................................................................     21

    The Investment Advisers..............................................................     21
    Fund Administrator and Transfer Agent................................................     22
    Distributor..........................................................................     22

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS.....................................     23

                                      (i)

    Principal Shareholders...............................................................     23
    Audit Committee......................................................................     23

FURTHER INFORMATION ABOUT VOTING AND THE MEETING.........................................     25

EXHIBIT A: SHAREHOLDER INFORMATION AS OF SEPTEMBER 30, 2004..............................    A-1
EXHIBIT B: AGREEMENT AND PLAN OF REORGANIZATION..........................................    B-1
EXHIBIT C: A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW.............................    C-1
EXHIBIT D: PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004...............................    D-1

                                      (ii)

                              GARTMORE MUTUAL FUNDS

                                 PROXY STATEMENT

GENERAL VOTING INFORMATION

WHO IS ASKING FOR MY VOTE?

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Gartmore Mutual Funds, an Ohio business trust (the "Trust"), to be used in connection with a Special Meeting of Shareholders (the "Meeting") of all currently offered series or portfolios of the Trust (singly a "Fund" and collectively the "Funds") to be held at 9:00 a.m., Eastern time, on Thursday, December 23, 2004. The Meeting will be conducted at the Trust's principal executive offices located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

This Proxy Statement is also being furnished in connection with the solicitation of voting instructions by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, "Nationwide") from owners of certain variable annuity contracts and variable insurance policies (collectively, "variable contracts") having contract values allocated to a subaccount of a Nationwide separate account invested in shares of the Funds.

WHO IS ELIGIBLE TO VOTE?

The Board of Trustees has fixed the close of business on September 30, 2004, as the record date (the "Record Date") for the determination of shareholders of the Trust entitled to notice of and to vote at the Meeting. Shareholders of record on the Record Date are entitled to one vote for each share and a proportionate fractional vote for any fraction of a share as to each issue on which such shareholders are entitled to vote. In addition, variable contract owners of record on the Record Date have the right to instruct Nationwide as to the manner in which the Fund shares attributable to their variable contracts should be voted. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each of the Funds which were outstanding as of the Record Date and, therefore, are entitled to vote at the Meeting.

This Proxy Statement, Notice of Special Meeting, proxy cards, and voting instruction forms were first mailed to shareholders and variable contract owners on or about October [ ], 2004.

ON WHAT ISSUES AM I BEING ASKED TO VOTE?

The following table summarizes the proposals on which shareholders are being asked to vote and indicates that each of Proposal 1 and 2 will be voted upon by all Funds as a group.

 PROPOSAL            BRIEF DESCRIPTION OF PROPOSAL               SHAREHOLDERS WHO WILL VOTE ON THE PROPOSAL
Proposal 1    To elect a Board of Trustees                    Shareholders of all Funds voting
                                                              together as a group

Proposal 2    To approve an Agreement and Plan of             Shareholders of all Funds voting
              Reorganization that provides for the            together as a group
              reorganization of the Trust from an Ohio
              business trust to a Delaware statutory trust

The Trust knows of no business other than that described above that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote proxies in accordance with their best judgment.

HOW DO THE TRUSTEES RECOMMEND THAT I VOTE?

The Trustees unanimously recommend that you vote FOR each proposal.

HOW DO I ENSURE THAT MY VOTE IS ACCURATELY RECORDED?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card/voting instruction form. If you are eligible to vote by telephone or through the Internet, separate instructions are enclosed.

The persons named as proxies on the enclosed proxy will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly executed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy's timely receipt as an instruction to vote IN FAVOR OF the proposal(s) to which the proxy relates.

With respect to the Nationwide separate accounts, Nationwide will vote the shares of each Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the variable contracts. Nationwide will vote shares attributable to variable contracts as to which no voting instructions are received in proportion (for, against, or abstain) to those for which timely instructions are received. If a duly executed and dated voting instruction form is received that does not specify a choice, Nationwide will consider the voting instruction's timely receipt as an instruction to vote IN FAVOR OF the proposal(s) to which the voting instruction relates.

MAY I REVOKE MY PROXY/VOTING INSTRUCTIONS?

Shareholders may revoke previously submitted proxies at any time prior to the Meeting by (i) submitting to the Trust a subsequently dated proxy, (ii) delivering to the Trust a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy. If shares are held in an account at a brokerage firm or bank, the shareholder should contact such brokerage firm or bank to change a vote or to obtain a "legal proxy" if the shareholder wants to vote in person at the Meeting.

Variable contract owners may revoke previously submitted voting instructions given to Nationwide at any time prior to the Meeting by (i) submitting to Nationwide subsequently dated voting instructions, (ii) delivering to Nationwide a written notice of revocation, or (iii) otherwise giving notice of revocation in open Meeting, in all cases prior to the exercise of the authority granted in the proxy/voting instruction form. Variable contract owners should contact Nationwide for further information on how to revoke voting instructions, including any applicable deadlines.

HOW MAY I GET MORE INFORMATION ABOUT THE TRUST AND THE FUNDS?

The Trust will furnish, without charge, a copy of the Trust's most recent annual reports to shareholders and semi-annual reports to shareholders, upon request, which request may be made either by writing to the Trust at the address listed at the top of the Notice of Special Meeting or by calling toll-free (800) 848-0920.

PROPOSAL 1 -- ELECTION OF TRUSTEES

The purpose of this Proposal is to elect a Board of Trustees for the Trust (the "Board" or the "Trustees"). The Proposal is being submitted to shareholders in part to accommodate the retirement during 2005 of three members of the Board pursuant to the Trust's mandatory retirement policy.

For purposes of this Proxy Statement, the term "Gartmore Fund Complex" includes Gartmore Variable Insurance Trust ("GVIT") and Gartmore Mutual Funds II, as well as the Trust. The Board of Trustees recommends that you vote FOR all nominees for Trustee.

HOW ARE NOMINEES SELECTED?

The Board has a Nominating and Fund Governance Committee (the "NFGC"), consisting of Paula H.J. Cholmondeley, C. Brent DeVore, Robert M. Duncan, and Thomas J. Kerr, IV (Chairman), none of whom is an "interested person" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Trustees who are not interested persons of the Trust are referred to as the "Independent Trustees," and Trustees who are interested persons of the Trust are referred to as the "Interested Trustees."

The NFGC is responsible, among other things, for: (1) the selection and nomination of all persons for election or appointment as Trustees of the Trust (provided that nominees for Independent Trustee are recommended for selection and approval by all of the incumbent Independent Trustees then serving on the Board); and (2) the periodic review of the composition of the Board to determine whether it may be appropriate to add individuals with specific backgrounds, diversity, or skill sets. The NFGC met six times during the past fiscal year and has adopted a written charter that can be found on the Trust's website at http://www.gartmorefund.com.

The NFGC evaluates each candidate's professional background and work experience, professional competencies, time availability, and commitment. Among the core professional competencies and abilities that the NFGC considers relevant in making the NFGC's recommendations on Board membership are a person's: (a) personal integrity; (b) ability to act independently of the Trust's investment advisers and other affiliates; (c) business judgment; (d) investment background;
(e) accounting/finance background; (f) work ethic; (g) recent experience on corporate or other institutional oversight bodies having similar responsibilities; and (h) availability. In addition, the NFGC takes into account the candidate's participation in community, charitable or other similar activities, diversity, business experience, and the ability of the candidate to serve on the Board for a reasonable amount of time.

When the Board has or expects to have a vacancy, the NFGC receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election or appointment as Trustees, including any recommendations by shareholders. Such individuals are evaluated based upon the criteria described above. To date, the NFGC has been able to identify from its own resources an ample number of qualified candidates. Pursuant to the Trust's "Policy Regarding Shareholder Submissions of Trustee Candidates" (a copy of which can be found on the Trust's website at http://www.gartmorefunds.com), the NFGC will review shareholders' recommendations to fill vacancies on the Board if these recommendations are submitted in writing, signed by the shareholder, and addressed to the Secretary of the Trust, at the Trust's offices -- 1200 River Road, Suite 1000, Conshohocken, PA 19428.

These shareholder recommendations must contain the following information: (a) the name and address of the shareholder and, if applicable, the name of the broker or record holder; (b) the number of shares owned; (c) the name of the Fund in which the shares are owned; (d) whether the proposed candidate(s) consent(s) to being identified in any proxy statement utilized in connection with the election of Trustees; (e) the name and background of the candidate(s); and (f) a representation that the candidate or candidates are willing to provide additional information about themselves, including assurances as to their independence.

WHO ARE THE NOMINEES FOR TRUSTEE?

Each of the nominees (except for Ms. Dryden, Ms. Jacobs, and Mr. McCarthy) presently is a Trustee of the Trust; Mr. Baresich, a current trustee, was recommended to the NFGC by an affiliate of the Trust's investment advisers. Mr. Baresich will be standing for election by shareholders for the first time at the Meeting. Ms. Dryden was recommended to the NFGC by Fund counsel, and Ms. Jacobs and Mr. McCarthy were referred and recommended by business contacts of the Investment Advisers. Among the nominees standing for election, only Paul J. Hondros and Arden L. Shisler would be deemed to be

Interested Trustees - the remaining nominees would be deemed to be Independent Trustees.

With the exception of Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV, the terms of all nominees will continue until their successors are duly elected and qualified or until their earlier resignation, death, or retirement. Robert M. Duncan, Barbara L. Hennigar, and Thomas J. Kerr IV are subject to mandatory retirement in 2005 and, therefore, their terms are expected to continue until the time of their respective retirements.

Each nominee is currently available and has consented to be named in this Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but, in case this should happen, the designated proxy holders will vote in their discretion for a substitute nominee or nominees.

Listed below, for each nominee, are his or her name, age and address, position and length of service with the Trust, principal occupation during the past five years, the number of funds in the Gartmore Fund Complex that he or she oversees, and any other directorships held by the nominee.

NOMINEES FOR INDEPENDENT TRUSTEES:

                                                                                            NUMBER OF
                          POSITION(s)                                                     PORTFOLIOS IN
                           HELD WITH                                                      THE GARTMORE          OTHER
                           THE TRUST                                                          FUND          DIRECTORSHIPS
                          AND LENGTH                                                         COMPLEX           HELD BY
 NAME, ADDRESS AND          OF TIME         PRINCIPAL OCCUPATION(s) DURING PAST            OVERSEEN BY       TRUSTEE OR
        AGE                 SERVED(1)                   FIVE YEARS                           TRUSTEE           NOMINEE(2)
        ---                 ------                      ----------                           -------           -------
Charles E. Allen         Trustee since     Mr. Allen is Chairman, Chief Executive              84               None
                           July 2000       Officer and President of the Graimark
c/o Gartmore Global                        Realty Advisors, Inc. (real estate
Investments, Inc.                          development, investment and asset
1200 River Road,                           management).
Suite 1000
Conshohocken, PA
19428

Age 56

Michael J. Baresich      Trustee since     Mr. Baresich is Chairman of the Board of            84               None
                           March 2004      Cokinetic Systems Corp. (software
c/o Gartmore Global                        company) and has served as its Chief
Investments, Inc.                          Executive Officer since 2001.  Prior to
1200 River Road,                           2001, Mr. Baresich was a Managing
Suite 1000,                                Director of Deutsche Bank.
Conshohocken, PA
19428

Age 50

                                                                                            NUMBER OF
                          POSITION(s)                                                     PORTFOLIOS IN
                           HELD WITH                                                      THE GARTMORE          OTHER
                           THE TRUST                                                          FUND          DIRECTORSHIPS
                          AND LENGTH                                                         COMPLEX           HELD BY
 NAME, ADDRESS AND          OF TIME         PRINCIPAL OCCUPATION(s) DURING PAST            OVERSEEN BY       TRUSTEE OR
        AGE                 SERVED(1)                   FIVE YEARS                           TRUSTEE           NOMINEE(2)
        ---                 ------                      ----------                           -------           -------
Paula H.J.               Trustee since     Ms. Cholmondeley has been the                       84             Director of
Cholmondeley               July 2000       Chairman and Chief Executive Officer of                             Dentsply
                                           the Sorrell Group, a management                                   International,
c/o Gartmore Global                        consulting company, since ________.                              Inc., Ultralife
Investments, Inc.                          From _____ to ____, Ms. Cholmondeley                             Batteries, Inc.,
1200 River Road,                           was an independent strategy consultant.                             and Terex
Suite 1000                                 Prior to 2003, Ms.  Cholmondeley was                               Corporation
Conshohocken, PA                           Vice President and General Manager of
19428                                      Specialty Products at Sappi Fine Paper
                                           North America.

Age 56

C. Brent DeVore          Trustee since     Dr. DeVore is President of Otterbein                84               None
                              1990         College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 63

Phyllis Kay Dryden          Nominee        Ms. Dryden was a Managing Partner of                84               None
                                           marchFIRST, a global management
c/o Gartmore Global                        consulting firm prior to 2002.
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 57

Robert M. Duncan*        Trustee since     Vice President and Secretary Emeritus of            84               None
                           April 1987      The Ohio State University.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 76

                                                                                            NUMBER OF
                          POSITION(s)                                                     PORTFOLIOS IN
                           HELD WITH                                                      THE GARTMORE          OTHER
                           THE TRUST                                                          FUND          DIRECTORSHIPS
                          AND LENGTH                                                         COMPLEX           HELD BY
 NAME, ADDRESS AND          OF TIME         PRINCIPAL OCCUPATION(s) DURING PAST            OVERSEEN BY       TRUSTEE OR
        AGE                 SERVED(1)                   FIVE YEARS                           TRUSTEE           NOMINEE(2)
        ---                 ------                      ----------                           -------           -------
Barbara L.               Trustee since     Retired since 2000.  Prior thereto, Ms.             84               None
Hennigar*                  July 2000       Hennigar was the Chairman of
                                           OppenheimerFunds Services and
c/o Gartmore Global                        Shareholder Services Inc.
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 69

Barbara I. Jacobs           Nominee        Ms. Jacobs has served as Chairman of the            84               None
                                           Board of Directors of KICAP Network
c/o Gartmore Global                        Fund, a European (United Kingdom)
Investments, Inc.                          hedge fund, since December 2000.  Prior
1200 River Road,                           to 2004, Ms. Jacobs was a Managing
Suite 1000                                 Director and European Portfolio Manager
Conshohocken, PA                           with CREF Investments (Teachers
19428                                      Insurance and Annuity Association -
                                           College Retirement Equity Fund).
Age 54

Thomas J. Kerr IV*       Trustee since     Dr. Kerr is President Emeritus of Kendall           84               None
                          October 1971     College.
c/o Gartmore Global
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 70

Douglas F. Kridler       Trustee since     Mr. Kridler has served as the President             84               None
                           September       and Chief Executive Officer of The
c/o Gartmore Global           1997         Columbus Foundation (a Columbus, OH
Investments, Inc.                          based foundation which manages over
1200 River Road,                           1,300 individual endowment funds) since
Suite 1000                                 January 2002.  Prior thereto, Mr. Kridler
Conshohocken, PA                           was the President of the Columbus
19428                                      Association for the Performing Arts and
                                           Chairman of the Greater Columbus
Age 49                                     Convention and Visitors Bureau.

                                                                                            NUMBER OF
                          POSITION(s)                                                     PORTFOLIOS IN
                           HELD WITH                                                      THE GARTMORE          OTHER
                           THE TRUST                                                          FUND          DIRECTORSHIPS
                          AND LENGTH                                                         COMPLEX           HELD BY
 NAME, ADDRESS AND          OF TIME         PRINCIPAL OCCUPATION(s) DURING PAST            OVERSEEN BY       TRUSTEE OR
        AGE                 SERVED(1)                   FIVE YEARS                           TRUSTEE           NOMINEE(2)
        ---                 ------                      ----------                           -------           -------
Michael D.                  Nominee        Mr. McCarthy serves as: the Founder and             84(3)              None
McCarthy                                   Chairman of The Eureka Foundation
                                           (which sponsors and funds the "Great
c/o Gartmore Global                        Museums" series on PBS); and a Partner
Investments, Inc.                          of Pineville Properties LLC (a
1200 River Road,                           commercial real estate development
Suite 1000                                 firm).
Conshohocken, PA
19428

Age 57

David C. Wetmore         Trustee since     Mr. Wetmore is a Managing Director of               84               None
                              1995         Updata Capital, an investment banking
c/o Gartmore Global                        and venture capital firm.
Investments, Inc.
1200 River Road,
Suite 1000
Conshohocken, PA
19428

Age 55

* Pursuant to the Trust's mandatory retirement policy, Mr. Duncan and Dr. Kerr are expected to retire on or about March 2, 2005, and Ms. Hennigar is expected to retire on or about October 12, 2005.

NOMINEES FOR INTERESTED TRUSTEES:

                                                                                            NUMBER OF
                          POSITION(s)                                                     PORTFOLIOS IN
                           HELD WITH                                                      THE GARTMORE
                           THE TRUST                                                          FUND              OTHER
                          AND LENGTH                                                         COMPLEX        DIRECTORSHIPS
 NAME, ADDRESS AND          OF TIME         PRINCIPAL OCCUPATION(s) DURING PAST            OVERSEEN BY         HELD BY
        AGE                 SERVED(1)                   FIVE YEARS                           TRUSTEE           TRUSTEE(2)
        ---                 ------                      ----------                           -------           -------
Paul J. Hondros          Trustee and       Mr. Hondros has been President and Chief            84(3)            None
                          Chairman         Executive Officer of various Gartmore
Gartmore Global          since July        entities, including Gartmore Distribution
Investments, Inc.           2000           Services, Inc. ("GDSI")(4), Gartmore
1200 River Road,                           Investor Services, Inc. ("GISI")(4),
Suite 1000                                 Gartmore Morley Capital Management, Inc.
Conshohocken,                              ("GMCM")(4), Gartmore Morley Financial
PA 19428                                   Services, Inc. ("GMFS")(4), NorthPointe
                                           Capital, LLC ("NorthPointe")(4), Gartmore
Age 55                                     Global Asset Management Trust
                                           ("GGAMT")(4), Gartmore Global
                                           Investments, Inc. ("GGI")(4), Gartmore
                                           Mutual Fund Capital Trust ("GMFCT")(4),
                                           and Gartmore SA Capital Trust ("GSA")(4),
                                           and a Director of Nationwide Securities,
                                           Inc.(4), as well as several entities within
                                           Nationwide Financial Services, Inc.

Arden L. Shisler           Trustee         Mr. Shisler is the former President and             84            Chairman of
                            since          Chief Executive Officer of K&B                                     Nationwide
c/o Gartmore              February         Transport, Inc., a trucking firm, and                              Financial
Global                      2000           currently serves as a consultant to K&B                          Services, Inc.
Investments, Inc.                          Transport, Inc.; Chairman of the Board for
1200 River Road,                           Nationwide Mutual Insurance Company
Suite 1000                                 since 1992(4), and of Nationwide Financial
Conshohocken,                              Services, Inc.(4) since 2003 (and has been
PA 19428                                   on these Boards since 1984)

Age 62

------------------
(1) The term of office length is until a trustee resigns or reaches a mandatory retirement age of 70. On March 2, 2000, the Trust adopted a five-year implementation period for any Trustee 65 or older as of the adoption of this policy. Information regarding length of service provided may include time served as Trustee for the Trust's predecessors (Nationwide Investing Foundation, Nationwide Investing Foundation II, and Financial Horizons Investment Trust).

(2) Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or (3) any company subject to the requirements of
      Section 15(d) of the Exchange Act.

(3) Messrs. McCarthy and Hondros are also Administrative Committee Members for The Alphagen Arneb Fund, LLC, The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA.

(4) This position is held with an affiliated person or principal underwriter of the Trust.

The following tables provide the dollar range of equity securities of each of the Funds and of all funds in the Gartmore Fund Complex beneficially owned by each Trustee and nominee for trustee as of September 30, 2004.

NOMINEES FOR INDEPENDENT TRUSTEES

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES AND/OR SHARES IN ALL
                                                                   REGISTERED INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY SECURITIES        OVERSEEN BY THE TRUSTEE IN
     NAME OF NOMINEE            AND/OR SHARES IN THE FUNDS              GARTMORE FUND COMPLEX
     ---------------        ---------------------------------     --------------------------------
Charles E. Allen                     [$1 - $10,000]                        [$1 - $10,000]
Michael J. Baresich                       [$0]                                  [$0]
Paula H.J. Cholmondeley              [$1 - $10,000]                        [$1 - $10,000]
C. Brent DeVore                     [over $100,000]                       [over $100,000]
Phyllis Kay Dryden                        [$0]                                  [$0]
Robert M. Duncan                    [over $100,000]                       [over $100,000]
Barbara L. Hennigar                  [$1 - $10,000]                        [$1 - $10,000]
Barbara I. Jacobs                    [$1 - $10,000]                        [$1 - $10,000]
Thomas J. Kerr IV                   [over $100,000]                       [over $100,000]
Douglas F. Kridler                [$10,001 - $50,000]                   [$10,001 - $50,000]
Michael D. McCarthy                       [$0]                                  [$0]
David C. Wetmore                    [over $100,000]                       [over $100,000]

NOMINEES FOR INTERESTED TRUSTEES

                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                                                   SECURITIES AND/OR SHARES IN ALL
                                                                   REGISTERED INVESTMENT COMPANIES
                            DOLLAR RANGE OF EQUITY SECURITIES          OVERSEEN BY TRUSTEE IN
     NAME OF NOMINEE            AND/OR SHARES IN THE FUNDS              GARTMORE FUND COMPLEX
     ---------------        ---------------------------------     --------------------------------
Paul J. Hondros                      [over $100,000]                       [over $100,000]
Arden L. Shisler                  [$50,001 - $100,000]                     [over $100,000]

None of the nominees for Independent Trustee, nor their immediate family members, owns any securities of: (1) GMFCT, GGAMT, and GMCM, the investment advisers to the Funds (collectively, the "Investment Advisers"); (2) Fund Asset Management, L.P., Gartmore Global Partners, or NorthPointe Capital LLC, the subadvisers to the Funds (collectively, the "Subadvisers"); (3) GDSI, the Funds' principal underwriter; or (4) any company that controls, or is under common control with, the Investment Advisers, the Subadvisers, or GDSI.

HOW OFTEN DO THE TRUSTEES MEET AND WHAT ARE THEY PAID?

During the fiscal year ended October 31, 2003, there were four meetings of the Board. Each Trustee then in office attended at least 75% of the total number of meetings of the Board and of the Committees upon which he or she served during the past fiscal year. It is expected that the Board will meet at least quarterly at regularly-scheduled meetings during the current fiscal year. The Board does not currently have a formal policy regarding Trustee attendance at shareholder meetings. No Trustee attended the last shareholders meeting at which Trustees were elected, held in 2000. The Trust is not required to hold annual shareholders meetings.

The Trustees receive fees and reimbursement for expenses of attending Board meetings from the Trust. Each Trustee, except Mr. Hondros, receives an annual retainer for serving as a member of the Board of the Trust (effective January 1, 2004, the annual retainer is $22,500; prior thereto the annual retainer was $15,000) and an annual retainer of $1,500 for serving as a member of any committee of the Board. Additionally, the "Lead Independent Trustee" is paid an annual fee for serving in that role (effective January 1, 2004, the annual retainer is $10,000, prior thereto the annual retainer was $5,000), the Audit Committee Chairperson is paid an annual fee of $3,500, and each other Committee Chairperson is paid an annual fee of $1,000.

Each Trustee also received a flat fee of $2,500 for each in-person Board meeting attended, $2,000 per each in-person Committee meeting, and $1,000 per telephonic Board or Committee meeting if the Lead Independent Trustee or Committee Chairperson determines that the meeting is sufficiently substantive such that the members should be compensated for their preparation and participation. If a Board or Committee meeting for the Trust is held jointly for GVIT, then the Trust and GVIT will each pay one-half of the meeting fee.

The Compensation Tables below set forth the total compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2003. In addition, the Compensation Tables set forth the total compensation to be paid to the Trustees from all funds in the Gartmore Fund Complex for the twelve months ended October 31, 2003. The Trust has no pension or retirement benefits.

Trust officers currently receive no compensation from the Trust in their capacity as officers. The Investment Advisers pay the salaries and expenses of Trust officers. Certain Trustees and officers of the Trust are shareholders of the Investment Advisers or one or more of their parent companies and may receive indirect remuneration due to their indirect participation in investment advisory fees and other fees received by the Investment Advisers and affiliates of the Investment Advisers.

INDEPENDENT TRUSTEES

    NAME OF TRUSTEE         AGGREGATE COMPENSATION FROM THE TRUST     TOTAL COMPENSATION FOR THE COMPLEX*
    ---------------         -------------------------------------     -----------------------------------
Charles E. Allen                            $30,000                                $61,000
Michael J. Baresich(1)                         --                                     --
Paula H.J. Cholmondeley                      23,375                                 47,750
C. Brent DeVore                              26,375                                 53,750
Phyllis Kay Dryden(2)                          N/A                                    N/A
Robert M. Duncan                             27,625                                 56,250
Barbara L. Hennigar                          32,000                                 64,000

    NAME OF TRUSTEE         AGGREGATE COMPENSATION FROM THE TRUST     TOTAL COMPENSATION FOR THE COMPLEX*
    ---------------         -------------------------------------     -----------------------------------
Barbara I. Jacobs(2)                          N/A                                    N/A
Thomas J. Kerr IV                           29,125                                 59,250
Douglas F. Kridler                          33,000                                 67,000
Michael D. McCarthy(2)                        N/A                                    N/A
David C. Wetmore                            30,375                                 61,750

INTERESTED TRUSTEES

    NAME OF TRUSTEE         AGGREGATE COMPENSATION FROM THE TRUST     TOTAL COMPENSATION FOR THE COMPLEX*
    ---------------         -------------------------------------     -----------------------------------
Paul J. Hondros                               $0                                     $0
Arden L. Shisler                            24,375                                 49,750

(1) Mr. Baresich was appointed as a Trustee of the Trust effective March 2004. Mr. Baresich, therefore, received no compensation for the fiscal year ended October 31, 2003.

(2) Ms. Dryden, Ms. Jacobs and Mr. McCarthy are currently nominees for Independent Trustee and were not trustees during the Trust's past fiscal year. They, therefore, received no compensation for the fiscal year ended October 31, 2003.

* On October 31, 2003, the Gartmore Fund Complex included three trusts comprised of 85 investment company funds or series.

HOW MAY I COMMUNICATE WITH THE BOARD?

Pursuant to the Trust's "Policy Regarding General Shareholder Communications to the Board of Trustees of the Trust" (a copy of which may be found on the Trust's website at http://www.gartmorefunds.com), a shareholder of the Trust wishing to communicate with the Board may do so in writing, signed by the shareholder and setting forth: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund or Funds of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker or other record owner, the name of the broker or other record owner. These communications should be addressed as follows: Secretary, Gartmore Mutual Funds, 1200 River Road, Suite 1000, Conshohocken, PA 19428.

The Secretary of the Trust is responsible for collecting, reviewing, and organizing all properly-submitted shareholder communications. With respect to each properly-submitted shareholder communication, the Secretary, in most instances, either will: (i) provide a copy of the communication to the appropriate Committee of the Board or to the full Board, at the Committee's or Board's next regularly-scheduled meeting; or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the appropriate Committee of the Board or to the full Board promptly after receipt.

The Secretary, in good faith, may determine that a shareholder communication should not be provided to the appropriate Committee of the Board or to the full Board, because the communication: (i) does not reasonably relate to the Trust or the Trust's operations, management, activities, policies, service providers, Board of Trustees, or one of the

Committees of the Board, officers, or shareholders, or other matters relating to an investment in the Trust; or (ii) is ministerial in nature (such as a request for Trust literature, share data, or financial information).

WHAT ARE THE OTHER COMMITTEES OF THE BOARD OF TRUSTEES?

The Board of Trustees has three standing committees in addition to the NFGC discussed above: (1) the Audit Committee; (2) the Pricing and Valuation Committee; and (3) the Performance Committee. The Audit Committee and its members are discussed below under "ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS -- AUDIT COMMITTEE."

The purposes of the Pricing and Valuation Committee are: (a) to oversee the implementation and operation of the Trust's Valuation Procedures, applicable to all of the Trust's portfolio securities; and (b) to oversee the implementation and operation of the Trust's Rule 2a-7 Procedures, applicable to the Trust's money market fund series. The Pricing and Valuation Committee met four times during the past fiscal year and currently consists of the following Trustees:
Mr. Baresich (who was not a Trustee of the Trust during the Trust's fiscal year ended October 31, 2003, and who became a Trustee effective as of March 11,
2004), Ms. Hennigar, Mr. Kridler (Chairman), and Mr. Shisler, each of whom is an Independent Trustee other than Mr. Shisler who is an Interested Trustee.

The functions of the Performance Committee are: (1) in consultation with management of the Trust, to review the kind, scope and format of, and the time periods covered by, the investment performance data and related reports provided to the Board, and, if the Committee determines that changes to such data or reports would be appropriate and practicable, the Committee will work with management of the Trust to implement any such changes; (2) in consultation with management of the Trust, to review the investment performance benchmarks and peer groups used in reports delivered to the Board for comparison of investment performance of the Funds, and, if the Committee determines that changes to such benchmarks or peer groups would be appropriate, the Committee will work with management to implement any such change; (3) in consultation with management of the Trust, to review such other matters that affect performance, including, for example, fee structures, expense ratios, Rule 12b-1 fees, and administrative service fees, as the Committee deems to be necessary and appropriate; and (4) to review and monitor the performance of the Trust's Funds and the Trust and GVIT, as a whole, in the manner and to the extent directed by the Board of Trustees, recognizing that the ultimate oversight of fund performance shall remain with the full Board of Trustees. This Committee met four times during the past fiscal year and currently consists of the following Trustees: Ms. Hennigar (Chairperson), Mr. Allen, and Mr. Kridler, each of whom is an Independent Trustee.

WHO ARE THE EXECUTIVE OFFICERS OF THE TRUST?

The following table sets forth certain information with respect to the executive officers of the Trust.

                            POSITION(S) HELD
                             WITH THE TRUST
                              AND LENGTH OF
 NAME, ADDRESS AND AGE         TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 ---------------------         -----------              ----------------------------------------------
Paul J. Hondros            Chairman since         Mr. Hondros has been President and Chief Executive Officer
                           July 2000              of various Gartmore entities, including GDSI, GISI, GMCM,
Gartmore Global                                   GMFS, NorthPointe, GGAMT, GGI, GMFCT and GSA, and
Investments, Inc.                                 a Director of Nationwide Securities, Inc., as well as several
1200 River Road, Suite                            entities within Nationwide Financial Services, Inc., each of
1000                                              whom is an affiliated person of the Trust.
Conshohocken, PA 19428

Age 55

Michael A. Krulikowski     Chief Compliance       Since November 1999, Mr. Krulikowski has served as a Vice
                           Officer since June     President and Chief Compliance Officer of GGI.  Prior
Gartmore Global            2004                   thereto, Mr. Krulikowski served as Chief Compliance Officer
Investments, Inc.                                 of 1717 Capital Management Company/Provident Mutual
1200 River Road,                                  Insurance Company.
Conshohocken, PA 19428

Age 45

Gerald J. Holland          Treasurer since        Mr. Holland is Senior Vice President - Operations for GGI,(1)
                           March 2001             GMFCT(1) and GSA.(1)  Prior to July 2000, Mr. Holland was
Gartmore Global                                   Vice President for First Data Investor Services, an
Investments, Inc.                                 investment company service provider.
1200 River Road,
Conshohocken, PA 19428

Age 52

Eric E. Miller             Secretary since        Mr. Miller is Senior Vice President, Chief Counsel for GGI,(1)
                           December 2002          GMFCT,(1) and GSA(1)  since August 2002.  From August 2000
Gartmore Global                                   to August 2002, Mr. Miller was a Partner with Stradley
Investments, Inc.                                 Ronon Stevens & Young, LLP.  Prior to August 2000, Mr.
1200 River Road                                   Miller served as Senior Vice President and Deputy General
Conshohocken, PA 19428                            Counsel at Delaware Investments.

Age 50

(1) This position is held with an affiliated person or principal underwriter of the Trust.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             YOU VOTE "FOR" ALL NOMINEES FOR TRUSTEE IN PROPOSAL 1.

PROPOSAL 2 -- APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION THAT PROVIDES FOR THE REORGANIZATION OF THE TRUST FROM AN OHIO BUSINESS TRUST TO A DELAWARE STATUTORY TRUST

The Trustees unanimously recommend that you approve an Agreement and Plan of Reorganization (the "Plan"), substantially in the form attached to this proxy statement as EXHIBIT B, which would change the state of organization of the Trust. This proposed change calls for the reorganization of the Trust from an Ohio business trust into a newly formed Delaware statutory trust. This proposed reorganization is referred to throughout this proxy statement as the "Reorganization." To implement the Reorganization, the Trustees have approved the Plan, which contemplates the continuation of the current business of the Trust in the form of a new Delaware statutory trust, also named "Gartmore Mutual Funds" (the "DE Trust"). As of the effective date of the Reorganization, the DE Trust will have series that correspond to each of the then current Funds of the Trust and that will have the same names as their corresponding Fund (each a "DE Fund" and, together, the "DE Funds").

WHAT WILL THE REORGANIZATION MEAN FOR THE FUNDS AND THEIR SHAREHOLDERS?

If the Plan is approved by shareholders and the Reorganization is implemented, the DE Funds would have the same investment goals, policies, and restrictions as their corresponding Funds. The Board, including any persons elected under Proposal 1, and officers of the DE Trust would be the same as those of the Trust, and would operate the DE Trust and the DE Funds in essentially the same manner as these persons previously operated the Trust and the Funds. Thus, on the effective date of the Reorganization, you would hold an interest in the applicable DE Fund that is equivalent to your then interest in the corresponding Fund. For all practical purposes, a shareholder's investment in the Trust and the Funds would not change.

WHY ARE THE TRUSTEES RECOMMENDING APPROVAL OF THE PLAN AND THE REORGANIZATION?

The Trustees have determined that investment companies formed as Delaware statutory trusts have certain advantages over investment companies organized as Ohio business trusts. Under Delaware law, investment companies are able to simplify their operations by reducing administrative burdens. For example, Delaware law allows greater flexibility in drafting and amending an investment company's governing documents, which can result in greater efficiencies of operation and savings for an investment company and its shareholders. Another advantage of Delaware statutory trusts is greater certainty regarding limiting the liability of one series for obligations of other series within the trust.

Furthermore, as described below, in Delaware there is a well-established body of legal precedent in the area of corporate law that may be relevant in deciding issues pertaining to the DE Trust. This could benefit the DE Trust and its shareholders by, for example, making litigation involving the interpretation of provisions in the DE Trust's governing documents less likely or, if litigation should be initiated, less burdensome or expensive. Accordingly, the Trustees believe that it is in the best interests of the shareholders to approve the Plan.

HOW DO THE OHIO BUSINESS TRUST LAW AND THE TRUST'S GOVERNING DOCUMENTS COMPARE TO THE DELAWARE STATUTORY TRUST LAW AND THE DE TRUST'S GOVERNING DOCUMENTS?

The following summary compares certain rights and characteristics of the shares of the Trust to the shares of the DE Trust. The summary is qualified in its entirety by the more complete comparisons of Ohio business trust law and Delaware statutory trust law, and a comparison of the relevant provisions of the governing documents of the Trust and the DE Trust, attached as EXHIBIT C to this proxy statement, which is entitled "A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW."

Reorganizing the Trust from an Ohio business trust to a Delaware statutory trust is expected to provide many benefits to the Trust and its shareholders. Funds formed as Delaware statutory trusts under the Delaware Statutory Trust Act (the "Delaware Act") are granted a significant amount of operational flexibility, resulting in efficiencies of operation that may translate into savings for a fund, such as the DE Trust, and the fund's shareholders. For example, the Delaware Act authorizes trust management to take various actions without requiring shareholder approval if permitted by the governing instrument, such as fund mergers or the sale of all or substantially all of the assets of a trust, or a series thereof (see discussion below). Additionally, unlike Ohio business trust law, the Delaware Act permits any amendment to the statutory trust's governing instrument without the need for a state filing, which can reduce administrative burdens and costs.

The operations of a Delaware statutory trust formed under the Delaware Act are governed by a declaration of trust and by-laws. The DE Trust's Agreement and Declaration of Trust ("Declaration of Trust") and By-Laws streamline some of the provisions in the Trust's Declaration of Trust and By-Laws, and, thus, should lead to enhanced flexibility in management and administration as compared to the Trust's current operation as an Ohio business trust. As a Delaware statutory trust, the DE Trust may be able to adapt more quickly and cost effectively to new developments in the mutual fund industry and the financial markets.

Moreover, to the extent provisions in the DE Trust's Declaration of Trust and By-Laws are addressed by rules and principles established under Delaware corporate law and the laws governing other Delaware business entities (such as limited partnerships and limited liability companies), the Delaware courts may look to such other laws to help interpret provisions of the DE Trust's Declaration of Trust and By-Laws. Applying this body of law to the operation of the DE Trust should prove beneficial because these laws are extensively developed and business-oriented. In addition, Delaware's Chancery Court is dedicated to business law matters, which means that the judges tend to be more specialized in the nuances of the law that will be applied to the DE Trust. These legal advantages tend to make more certain the resolution of legal controversies and help to reduce legal costs resulting from uncertainty in the law.

Shares of the DE Trust and the Trust each have one vote per full share and a proportionate fractional vote for each fractional share. Both the DE Trust and the Trust provide for noncumulative voting in the election of their Trustees. Like the Trust, the DE Trust is not required by its governing instrument to hold annual shareholder meetings. Shareholder meetings may be called at any time by the DE Trust Board, by the chairperson of the DE Trust Board or by the president of the DE Trust for the purpose of taking action upon any matter deemed by the DE Trust Board to be necessary or desirable. To the extent permitted by the 1940 Act, a meeting of the shareholders for the purpose of electing trustees also may be called by the chairperson of the DE Trust Board. With respect to shareholder inspection rights of a fund's books and records, the Trust and the DE Trust each provides certain inspection rights to its shareholders. The DE Trust provides such rights at least to the extent required by applicable law. The Trust provides rights of inspection to the same extent as permitted to shareholders of an Ohio corporation.

While shareholders of the DE Trust will have similar distribution and voting rights as they currently have as shareholders of the Trust, there are certain differences. The organizational structures differ in record date parameters for determining shareholders entitled to notice, to vote, and to a distribution. Under the DE Trust's Declaration of Trust, (i) all or substantially all of the DE Trust's assets may be sold to another fund or trust and (ii) the DE Trust or DE Fund may be liquidated or dissolved, in each case by the Trustees without shareholder approval. Under the Trust's Declaration of Trust, shareholder approval is required for each of those actions.

Under the Ohio business trust law, the shareholders of the Trust are not subject to any personal liability for any claims against, or liabilities of, the Trust solely by reason of being or having been a shareholder of the Trust. Under the Delaware Act, shareholders of the DE Trust will be entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.

WHAT ARE THE PROCEDURES AND CONSEQUENCES OF THE REORGANIZATION?

Upon completion of the proposed Reorganization, the DE Trust will continue the business of the Trust, and each DE Fund: (i) will have the same investment objectives and policies as those of its corresponding Fund existing on the date of the Reorganization; (ii) will hold the same portfolio of securities previously held by such corresponding Fund; and (iii) will be operated under substantially identical overall management, investment management, distribution, and administrative arrangements as those of its corresponding Fund. As the successor to the Trust's operations, the DE Trust will adopt the Trust's registration statement under the federal securities laws with amendments to show the new Delaware statutory trust structure.

The DE Trust was created solely for the purpose of becoming the successor organization to, and carrying on the business of, the Trust. To accomplish the Reorganization, the Plan provides that the Trust, on behalf of each Fund, will transfer all of its portfolio securities and any other assets, subject to its liabilities, to the DE Trust, on behalf of each corresponding DE Fund. In exchange for these assets and liabilities, the DE Trust will issue shares of each DE Fund to the Trust, which will then distribute those shares pro rata to shareholders of the corresponding Fund. Through this procedure, you will receive exactly the same number, class, and dollar amount of shares of each DE Fund as you held in the corresponding Fund immediately prior to the Reorganization. You will retain the right to any declared, but undistributed, dividends or other distributions payable on the shares of a Fund that you may have had as of the effective date of the Reorganization. As soon as practicable after the date of the Reorganization, the Trust will be dissolved and will cease its existence.

The Trustees may terminate the Plan and abandon the Reorganization at any time prior to the effective date of the Reorganization if the Trustees determine that proceeding with the Reorganization is inadvisable. If the Reorganization is not approved by shareholders of each Fund, or if the Trustees abandon the Reorganization, the Trust will continue to operate as an Ohio business trust. If the Reorganization is approved by shareholders, it is expected to be completed early in 2005.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE CURRENT INVESTMENT ADVISORY AGREEMENTS?

As a result of the Reorganization, the DE Trust will be subject to new investment advisory agreements between the DE Trust and the Investment Advisers and to new subadvisory agreements among the DE Trust, the applicable Investment Advisers and the various subadvisers that will be identical in all material respects to the current investment advisory agreements between the Investment Advisers and the Trust and the current subadvisory agreements among the Trust, the Investment Advisers, and the applicable subadvisers, respectively.

WHAT EFFECT WILL THE REORGANIZATION HAVE ON THE SHAREHOLDER SERVICING AGREEMENTS AND DISTRIBUTION PLANS?

The DE Trust, on behalf of the DE Funds, will enter into an agreement with Gartmore SA Capital Trust ("GSA") and Gartmore Investors Services, Inc. ("GISI"), for fund administration, transfer agency, dividend disbursing, and shareholder services that is substantially identical to the agreement currently in place for the Trust with GSA and GISI. Gartmore Distribution Services, Inc. ("GDSI"), will serve as the distributor for the shares of the DE Funds under a separate underwriting agreement that is substantially identical to the underwriting agreement currently in effect for the Trust with GDSI.

As of the effective date of the Reorganization, each DE Fund will have (1) a distribution plan under Rule 12b-1 of the 1940 Act relating to the distribution of that DE Fund's classes of shares and (2) an administrative services plan, which are identical in all material respects to the distribution plan and administrative services plan, respectively, currently in place for the corresponding classes of shares of each corresponding Fund. It is anticipated that there will be no material change to the distribution or administrative services plans as a result of the Reorganization.

WHAT IS THE EFFECT OF SHAREHOLDER APPROVAL OF THE PLAN?

Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment advisory agreement(s) for the fund. Theoretically, if the Plan is approved by shareholders and the Trust is reorganized to a Delaware statutory trust, the shareholders would need to vote on these two items for the DE Trust. In fact, the DE

Trust and the DE Funds must obtain shareholder approval of these items in order to comply with the 1940 Act.

In addition, certain Funds of the Trust employ a "multi-manager" structure which means that the Investment Adviser for those Funds may hire, replace, or terminate one or more subadvisers, not affiliated with the Investment Advisers, without shareholder approval. The Investment Advisers are able to do so pursuant to an order granted to the Trust and the Investment Advisers by the U.S. Securities and Exchange Commission on April 28, 1998 (1940 Act Release No. 23133) (the "Multi-Manager Exemptive Authority"). The use of the Multi-Manager Exemptive Authority for a Fund also requires shareholder approval.

The Trustees, however, have determined that it is in the best interests of the shareholders to avoid the considerable expense of another shareholder meeting to obtain these approvals after the Reorganization. The Trustees, therefore, have determined that approval of the Plan also will constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the Reorganization as trustees of the DE Trust;
(2) new investment advisory agreements between the DE Trust and the Investment Advisers, which are identical in all material respects to the investment advisory agreements currently in place for the Funds; (3) new subadvisory agreements with respect to those DE Funds that currently have one or more subadvisers that are affiliated with the Investment Advisers, which agreements are identical in all material respects to the subadvisory agreements currently in place for the corresponding Funds; and (4) the use of the Multi-Manager Exemptive Authority by the applicable, corresponding DE Funds.

Prior to the Reorganization, if the Plan is approved by shareholders of the Trust, the officers will cause the Trust, as the sole shareholder of the DE Trust and each DE Fund, to vote its shares FOR the matters specified above. This action will enable the DE Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting.

WHAT IS THE CAPITALIZATION AND STRUCTURE OF THE DE TRUST?

The DE Trust was formed as a Delaware statutory trust on September __, 2004 pursuant to the Delaware Act. As of the effective date of the Reorganization, the DE Trust will have separate series, which will correspond to the similarly named series of the Trust, each with an unlimited number of shares of beneficial interest without par value authorized. The shares of each DE Fund will be allocated into classes to correspond to the current classes of shares of the corresponding Fund.

As of the effective date of the Reorganization, outstanding shares of the DE Trust will be fully paid, nonassessable, and have no preemptive or subscription rights. The DE Trust will also have the same fiscal year as the Trust.

WHO WILL BEAR THE EXPENSES OF THE REORGANIZATION?

Since the Reorganization will benefit the Trust and its shareholders, the Board has authorized that the expenses incurred in the Reorganization, including the estimated costs associated with soliciting proxies with respect to this proposal, shall be paid by the Trust, whether or not the Reorganization is approved by shareholders.

ARE THERE ANY TAX CONSEQUENCES FOR SHAREHOLDERS?

The Reorganization is designed to be "tax-free" for federal income tax purposes so that you will not experience a taxable gain or loss when the Reorganization is completed. Generally, the basis and holding period of your shares in a DE Fund will be the same as the basis and holding period of your shares in the corresponding Fund. Consummation of the Reorganization is subject to receipt of a legal opinion from the law firm of Stradley Ronon Stevens & Young, LLP, counsel to the DE Trust and the Trust, that, under the Internal Revenue Code of 1986, as amended, the Reorganization will not give rise to the recognition of income, gain, or loss for federal income tax purposes to the Trust, the Funds, the DE Trust, or the DE Funds, or to their shareholders.

As a result of the Reorganization, there may be adverse tax consequences in a foreign jurisdiction, including possible taxes on capital gains and forfeiture of capital loss carry forwards. If a foreign jurisdiction treats the Reorganization as a "sale" and "purchase" of portfolio securities that are registered in that jurisdiction, the applicable Fund may be required to pay taxes on any capital gains arising from the "sale" of those portfolio securities. Similarly, such treatment by a foreign jurisdiction may prevent the Fund from retaining the capital losses it previously incurred on securities registered in that jurisdiction to offset future capital gains, if any, incurred on securities registered in that jurisdiction. The Trust, however, does not believe that any Fund will experience a materially adverse impact as a result of a foreign jurisdiction's tax treatment of the Reorganization.

WHAT IF I CHOOSE TO SELL MY SHARES AT ANY TIME?

A request to sell Fund shares that is received and processed prior to the effective date of the Reorganization will be treated as a redemption of shares of that Fund. A request to sell shares that is received and processed after the effective date of the Reorganization will be treated as a request for the redemption of the same number of shares of the corresponding DE Fund.

WHAT IS THE EFFECT OF MY VOTING "FOR" THE PLAN?

By voting "FOR" the Plan, you will be agreeing to become a shareholder of a mutual fund organized as a Delaware statutory trust, with trustees, investment advisory agreements, a distribution plan, and other service arrangements that are substantially identical to those currently in place for your corresponding Fund or Funds. In addition, you will have the same exchange and conversion rights that you have currently, including counting the time you held shares of a Fund for purposes of calculating any redemption fee or contingent deferred sales charge on shares of the corresponding DE Fund that you receive.

                  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
                         THAT YOU VOTE "FOR" PROPOSAL 2.

FURTHER INFORMATION REGARDING THE INVESTMENT ADVISERS AND OTHER SERVICE PROVIDERS TO THE TRUST

THE INVESTMENT ADVISERS

The Investment Advisers and subadvisers for the Funds are as follows:

                           Funds advised by GGAMT                                          Subadviser, if any

Gartmore Emerging Markets Fund, Gartmore Global Financial Services Fund,                Gartmore Global Partners
Gartmore Global Utilities Fund, Gartmore International Growth Fund, and                         ("GGP")(1)
Gartmore Worldwide Leaders Fund

                           Funds advised by GMCM                                           Subadviser, if any

Gartmore Morley Capital Accumulation Fund and Gartmore Morley Enhanced Income Fund               None

                           Funds Advised by GMFCT                                          Subadviser, if any

Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations                      None
Fund: Moderately Aggressive, Gartmore Optimal Allocations Fund: Moderate,
Gartmore Optimal Allocations Fund: Specialty, Gartmore Bond Fund, Gartmore
Convertible Fund, Gartmore Global Health Sciences Fund, Gartmore Global
Technology and Communications Fund, Gartmore Government Bond Fund, Gartmore
Growth Fund, Gartmore High Yield Bond Fund, Gartmore Investor Destinations
Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund,
Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations
Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund,
Gartmore Micro Cap Equity Fund, Gartmore Mid Cap Growth Fund, Gartmore
Millennium Growth Fund, Gartmore Money Market Fund, Gartmore Nationwide Fund,
Gartmore Nationwide Leaders Fund, Gartmore Tax-Free Income Fund, Gartmore Small
Cap Growth Fund, Gartmore Small Cap Fund, Gartmore U.S. Growth Leaders Fund, and
Gartmore U.S. Growth Leaders Long-Short Fund

Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap          Fund Asset Management, L.P.
Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund

Gartmore China Opportunities Fund and Gartmore Global Natural Resources Fund                     GGP(1)

Gartmore Large Cap Value Fund, Gartmore Value Opportunities Fund and NorthPointe        NorthPointe Capital LLC(1)
Small Cap Value Fund

---------------------------
(1)   These subadvisers are affiliated entities of GMFCT, GGAMT, and GMCM.

GMFCT, GGAMT, and GGP are located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GMCM is located at 5665 South West Meadows Road, Suite 400, Lake Oswego, Oregon 97035. Fund Asset Management LLP is one of the investment advisory entities which comprise Merrill Lynch Investment Managers, with a mailing address of P.O. Box 9011, Princeton, New Jersey 08543-9001. NorthPointe Capital LLC is located at Columbia Center One, 10th Floor, Suite 1000, 201 West Big Beaver Road, Troy, Michigan 48084.

GMFCT is a wholly-owned subsidiary of GGI, which in turn is an indirect, majority-owned subsidiary of GGAMT. GGI is located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policy holders. The address for Nationwide Corporation, Nationwide Mutual Insurance Company, and Nationwide Mutual Fire Insurance Company is One Nationwide Plaza, Columbus, Ohio 43215.

FUND ADMINISTRATOR AND TRANSFER AGENT

GSA provides various administrative and accounting services to the Funds, including daily valuation of the Funds' shares and preparation of financial statements, tax returns and regulatory reports. Gartmore Investor Services, Inc. ("GISI") serves as the transfer agent for each of the Funds. GSA and GISI are both located at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428.

Sub-Administrator and Sub-Transfer Agent. GSA and GISI have entered into a Sub-Administration Agreement and a Sub-Transfer Agent Agreement with BISYS Fund Services Ohio, Inc. ("BISYS"), effective September 1, 1999, to provide certain fund administration and transfer agency services for each of the Funds.

DISTRIBUTOR

Gartmore Distribution Services, Inc. ("GDSI") serves as the Funds' principal underwriter. In its capacity as principal underwriter, GDSI receives purchase orders and redemption requests relating to shares of each of the Funds. As such, GDSI is entitled to any front-end sales charges or contingent deferred sales charge imposed on purchases or sales of shares of the Funds. GDSI also receives fees from the Funds under a Distribution Plan adopted under Rule 12b-1 of the 1940 Act in connection with the sale and distribution of the Funds' Class A, Class B, Class C, and Class R Shares.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE FUNDS

PRINCIPAL SHAREHOLDERS

On the Record Date, [the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of any Fund.]

As of the Record Date, to the Trust's knowledge, no person, other than those listed on EXHIBIT E to this Proxy Statement, had or shared voting or investment power over more than 5% of the outstanding shares of any class of any Fund.

AUDIT COMMITTEE

AUDIT COMMITTEE AND INDEPENDENT AUDITORS. The Trust's Audit Committee is responsible for the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is also responsible for: (a) acting as a liaison between the Trust's independent auditors and the Board; (b) approving the engagement of the Trust's independent auditors (i) to render audit and non-audit services for the Trust and (ii) to render non-audit services for the Investment Advisers (other than a subadviser whose role is primarily portfolio management and is overseen by another investment adviser) and certain other entities under common control with one of the Investment Advisers if the engagement relates to the Trust's operations and financial reporting; and (c) meeting and considering the reports of the Trust's independent auditors. The function of the Audit Committee is oversight; it is management's responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors' responsibility to plan and carry out a proper audit.

The Audit Committee consists of Paula H.J. Cholmondeley (Chairperson), Charles
E. Allen, and David C. Wetmore, each of whom is an Independent Trustee. The Audit Committee met four times during the past fiscal year. The Audit Committee and the Board selected the firm of PriceWaterhouseCoopers LLP ("PwC") as independent auditors of the Trust for the current fiscal year. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if PwC wishes, and will be available should any matter arise requiring PwC's presence.

AUDIT FEES. The aggregate fees billed by PwC for professional services rendered by PwC for the audit of the Trust's annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002.

AUDIT-RELATED FEES. The aggregate fees billed by PwC for assurance and related services by PwC that are reasonably related to the performance of the audit or review of the Trust's financial statements and are not reported under "AUDIT FEES" above were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002. The services for which these fees were paid included [________________________].

[In addition, the Audit Committee pre-approved PwC's engagements for audit-related services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

TAX FEES. The aggregate fees billed by PwC for professional services rendered by PwC for tax compliance, tax advice, and tax planning were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002. The services for which these fees were paid included [________________________________________________].

[In addition, the Audit Committee pre-approved PwC's engagements for tax services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

ALL OTHER FEES. The aggregate fees billed for products and services provided by PwC, other than the services reported above, were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002. The services for which these fees were paid included [___________________].

[In addition, the Audit Committee also pre-approved PwC's engagements for other services with the Investment Advisers and certain entities controlling, controlled by, or under common control with the Investment Advisers that provide ongoing services to the Trust, which engagements related directly to the operations and financial reporting of the Trust. The fees for these services were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002.] [None of the above services were provided pursuant to the de minimis exception of the auditor independence standards.]

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES. The Audit Committee of the Trust has adopted Pre-Approval Policies and Procedures (the "Pre-Approval Procedures"). Pursuant to these Pre-Approval Procedures, the Audit Committee is required to pre-approve all audit services and non-audit services provided to the Trust by PwC, as well as non-audit services provided by PwC to the Investment Advisers and affiliates of the Investment Advisers that provide ongoing services to the Trust (the

"Service Affiliates") if the services directly impact the Trust's operations and financial reporting.

Generally speaking, the Pre-Approval Procedures call for the Audit Committee to approve the engagement of an auditor (such as PwC) to certify the Trust's financial statements for each fiscal year and permit the Audit Committee to pre-approve non-audit services to the Trust and the Trust's Service Affiliates on a project-by-project basis. The Pre-Approval Procedures also provide that a member of the Audit Committee, who is also an Independent Trustee (a "designated member"), may approve non-audit services or proposed material changes to these services and lists the factors to be considered by the designated member when making such decisions.

AGGREGATE NON-AUDIT FEES. [The aggregate non-audit fees billed by PwC for services rendered to the Trust, to the Investment Advisers, or to any entity controlling, controlled by, or under common control with the Investment Advisers that provides ongoing services to the Trust were $[____________] for the fiscal year ended October 31, 2003, and $[____________] for the fiscal year ended October 31, 2002. The Audit Committee has determined that the provision of non-audit services to the Investment Advisers, and any entity controlling, controlled by or under common control with the Investment Advisers that provides ongoing services to the Trust, that were not pre-approved by the Audit Committee is compatible with maintaining the independence of PwC.]

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

SOLICITATION OF PROXIES The Trust will pay all costs in connection with the solicitation of proxies from shareholders of the Trust, including the fees of a proxy solicitation firm. The Trust has engaged a professional proxy solicitation firm to solicit proxies from brokers, banks, other institutional holders, and individual shareholders at an estimated cost of approximately $300,000, including out-of-pocket expenses. The Trust expects that the solicitation will be primarily by mail, but also may include telephone, facsimile, electronic, or other means of communications. If the Trust does not receive your proxy by a certain time, you may receive a telephone call from [___] asking you to vote. The Trust does not reimburse Trustees and officers of the Trust or regular employees and agents of the Investment Advisers involved in the solicitation of proxies.

VOTING BY BROKER-DEALERS The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Trust in "street name" for their customers and beneficial owners will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' or such depositories' proxy solicitation materials, the Trust understands that the broker-dealers may vote on Proposal 1 on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

QUORUM With respect to the actions to be taken by the shareholders of the Funds on the matters described in this Proxy Statement, the presence in person or by proxy of shareholders entitled to cast a majority of the shares of the Trust or Fund on a particular Proposal at the Meeting shall constitute a quorum for purposes of voting upon such Proposal at the Meeting. Abstentions shall be treated as votes present for purposes of determining whether a quorum exists. "Broker non-votes," as described below, will not be treated as votes present for purposes of determining whether a quorum exists.

As used above, "broker non-votes" are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner and may not exercise discretionary voting power with respect thereto, although such broker may have been able to vote such shares on other matters at the Meeting for which it has discretionary authority or instructions from the beneficial owner.

METHODS OF TABULATION Proposal 1, the election of Trustees, requires the affirmative vote of the holders of a plurality of the shares voted at the Meeting (and will be voted upon by all shareholders as a group without regard to Fund). Proposal 2, to approve an Agreement and Plan of Reorganization that provides for the reorganization of the Trust from an Ohio business trust to a Delaware statutory trust, requires the affirmative vote of a majority of the outstanding shares of the Trust.

ADJOURNMENT If a quorum is not present at the Meeting for a particular Proposal, or if a quorum is present but sufficient votes to approve such Proposal are not received, then the persons named as proxies may vote to approve those Proposals for which sufficient votes have been received and may propose one or more adjournments of the Meeting to permit further solicitation of proxies for those Proposals for which sufficient votes have NOT been received; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

SHAREHOLDER PROPOSALS Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the Trust begins to print and mail its proxy materials for such meeting in order for such proposal to be considered for inclusion in the Trust's proxy statement and form or forms of proxy relating to such meeting. Proposals received thereafter will be considered untimely and will not be considered for inclusion in such proxy materials.

                                                                       EXHIBIT A

                             SHAREHOLDER INFORMATION
                            AS OF SEPTEMBER 30, 2004

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Class X shares
         Class Y shares
         Institutional Class shares

                  Total

Gartmore Bond Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                  Total

Gartmore China Opportunities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Convertible Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Emerging Markets Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Global Financial Services Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Global Health Sciences Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Global Natural Resources Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Global Technology and
 Communications Fund:

         Class A shares
         Class B shares
         Class C shares
         Class R shares

         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Global Utilities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares

         Institutional Service Class shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Government Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Class X shares
         Class Y shares
         Institutional Class shares

                  Total

Gartmore Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore High Yield Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore International Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore International Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Investor Destinations Aggressive
 Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                  Total

Gartmore Investor Destinations Moderately
 Aggressive Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                  Total

Gartmore Investor Destinations Moderate Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                  Total

Gartmore Investor Destinations Moderately
 Conservative Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                  Total

Gartmore Investor Destinations Conservative
 Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Large Cap Value Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Micro Cap Equity Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Mid Cap Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Mid Cap Market Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                  Total

Gartmore Millennium Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Money Market Fund:
         Prime Class shares
         Class C shares
         Service Class shares
         Institutional Class shares

                  Total

Gartmore Morley Capital Accumulation Fund:
         Class A shares
         IRA Class shares
         Service Class shares
         Institutional Class shares

                  Total

Gartmore Morley Enhanced Income Fund:
         Class A shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Nationwide Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Nationwide Leaders Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Optimal Allocations Fund: Aggressive:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Optimal Allocations Fund:
 Moderately Aggressive:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Optimal Allocations Fund: Moderate:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Optimal Allocations Fund: Specialty:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore S&P 500 Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares
         Local Fund shares
         Service Class shares

                  Total

Gartmore Small Cap Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Tax-Free Income Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class X shares
         Class Y shares
         Institutional Class shares

                  Total

Gartmore Small Cap Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Small Cap Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore U.S. Growth Leaders Fund :
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore U.S. Growth Leaders Long-Short Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

             FUND                                         NUMBER OF SHARES
             ----                                         ----------------
Gartmore Value Opportunities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

Gartmore Worldwide Leaders Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                  Total

NorthPointe Small Cap Value Fund:
         Institutional Class shares

                  Total

                                                                       EXHIBIT B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION
           BETWEEN GARTMORE MUTUAL FUNDS, AN OHIO BUSINESS TRUST, AND
                GARTMORE MUTUAL FUNDS, A DELAWARE STATUTORY TRUST

            This Agreement and Plan of Reorganization (this "Agreement") is made as of this ___ day of ________, 2004 by and between GARTMORE MUTUAL FUNDS, an Ohio business trust (the "OH-Trust"), and GARTMORE MUTUAL FUNDS, a Delaware statutory trust (the "DE-Trust") (the OH-Trust and the DE-Trust are hereinafter collectively referred to as the "parties").

            In consideration of the mutual promises contained herein, and intending to be legally bound, the parties hereto agree as follows:

      1.    PLAN OF REORGANIZATION.

            (a) Upon satisfaction of the conditions precedent described in
Section 3 hereof, the OH-Trust, on behalf of itself and its 44 separately designated series, as listed on Exhibit A hereto (collectively, the "OH-Funds"), will convey, transfer and deliver to the DE-Trust, on behalf of each of its separately designated series (collectively, the "DE-Funds") (each of which corresponds to the OH-Fund with the same name, as set forth in Exhibit A), at the closing provided for in Section 2 (hereinafter referred to as the "Closing"), all of the OH-Trust's then-existing assets, including the assets of the OH-Funds (the "Assets"). In consideration thereof, the DE-Trust, on behalf of each DE-Fund, agrees at the Closing (i) to assume and pay when due all obligations and liabilities of the corresponding OH-Fund (including such OH-Fund's pro rata portion of any obligation and liability of the OH Trust), existing on or after the Effective Date of the Reorganization (as defined in Section 2 hereof), whether absolute, accrued, contingent or otherwise, including all fees and expenses in connection with this Agreement, which fees and expenses shall, in turn, include, without limitation, costs of legal advice, accounting, printing, mailing, proxy solicitation and transfer taxes, if any (collectively, the "Liabilities"), such Liabilities to become the obligations and liabilities of the corresponding DE-Fund; and (ii) to deliver to the OH-Trust, on behalf of each OH-Fund, in accordance with paragraph (b) of this Section 1, full and fractional shares of each class of shares of beneficial interest, without par value, of the corresponding DE-Fund, equal in number to the number of full and fractional shares of the corresponding class of shares of beneficial interest, no par value, of that OH-Fund outstanding at the close of regular trading on the New York Stock Exchange, Inc. ("NYSE") on the business day immediately preceding the Effective Date of the Reorganization. The reorganizations contemplated hereby are each intended to qualify as a reorganization within the meaning of
Section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The OH-Trust, on behalf of each OH-Fund, shall distribute to the OH-Funds' shareholders the shares of the corresponding DE-Funds in accordance with this Agreement and the resolutions of the Board of Trustees of the OH-Trust (the "Board of Trustees") authorizing the transactions contemplated by this Agreement.

            (b) In order to effect the delivery of shares described in Section 1(a)(ii) hereof, the DE-Trust will establish an open account on the records of the DE-Funds for each shareholder of the corresponding OH-Funds and, on the Effective Date of the Reorganization, will credit to such account full and fractional shares of beneficial interest, without par value, of the appropriate class of the DE-Funds equal to the number of full and fractional shares of beneficial interest such shareholder holds in the corresponding class of the corresponding OH-Funds at the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization. Fractional shares of the DE-Funds will be carried to the third decimal place. At the close of regular trading on the NYSE on the business day immediately preceding the Effective Date of the Reorganization, the net asset value per share of each class of shares of each DE-Fund shall be deemed to be the same as the net asset value per share of the corresponding class of shares of the corresponding OH-Fund. On the Effective Date of the Reorganization, each certificate representing shares of a class of an OH-Fund will be deemed to represent the same number of shares of the corresponding class of the corresponding DE-Fund. Simultaneously with the crediting of the shares of the DE-Funds to the shareholders of record of the corresponding OH-Funds, the shares of the OH-Funds held by such shareholders shall be cancelled.

            (c) As soon as practicable after the Effective Date of the Reorganization, the OH-Trust shall take all necessary steps under Ohio business trust law to effect a complete dissolution of the OH-Trust.

            (d) The expenses of entering into and carrying out this Agreement will be borne by the OH-Trust to the extent not paid by its investment advisers or their affiliates.

      2.    CLOSING AND EFFECTIVE DATE OF THE REORGANIZATION.

            The Closing shall consist of (i) the conveyance, transfer and delivery of the Assets to the DE-Trust, on behalf of the DE-Funds, in exchange for the assumption and payment, when due, by the DE-Trust, on behalf of the DE-Funds, of the Liabilities of the corresponding OH-Funds; and (ii) the issuance and delivery of the DE-Funds' shares in accordance with Section 1(b), together with related acts necessary to consummate such transactions. The Closing shall occur either on (a) the business day immediately following the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the OH-Trust at which this Agreement is considered and approved, or (b) such later date as the parties may mutually agree ("Effective Date of the Reorganization"). Solely for purposes of subsection (a) above, the effectiveness of one or more post-effective amendments to the OH-Trust's Registration Statement as described below in Section 3(b)(i) shall not be deemed to be a necessary regulatory approval.

      3.    CONDITIONS PRECEDENT.

            The obligations of the OH-Trust and the DE-Trust to effectuate the transactions hereunder shall be subject to the satisfaction of each of the following conditions:

            (a) Such authority and orders from the U.S. Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received;

            (b) (i) One or more post-effective amendments to the OH-Trust's Registration Statement on Form N-1A ("Registration Statement") under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended ("1940 Act"), containing such amendments to such Registration Statement as are determined under the supervision of the Board of Trustees to be necessary and appropriate as a result of this Agreement, shall have been filed with the Commission; (ii) the DE-Trust shall have adopted as its own such Registration Statement, as so amended; (iii) the most recent post-effective amendment or amendments to the OH-Trust's Registration Statement shall have become effective, and no stop order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (other than any such stop order, proceeding or threatened proceeding which shall have been withdrawn or terminated); and (iv) an amendment of the Form N-8A Notification of Registration filed pursuant to Section 8(a) of the 1940 Act ("Form N-8A") reflecting the change in legal form of the OH-Trust to a Delaware statutory trust shall have been filed with the Commission and the DE-Trust shall have expressly adopted such amended Form N-8A as its own for purposes of the 1940 Act;

            (c) Each party shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania, to the effect that, assuming the reorganization contemplated hereby is carried out in accordance with this Agreement, the laws of the State of Ohio and the State of Delaware, and in accordance with customary representations provided by the parties in a certificate(s) delivered to Stradley, Ronon, Stevens & Young, LLP, the reorganizations contemplated by this Agreement each qualify as a "reorganization" under Section 368 of the Code, and thus will not give rise to the recognition of income, gain or loss for federal income tax purposes to the OH-Funds, the DE-Funds or the shareholders of the OH-Funds or the DE-Funds;

            (d) The OH-Trust shall have received an opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the OH-Trust, to the effect that (i) the DE-Trust is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware; (ii) this Agreement and the transactions contemplated thereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite statutory trust action of the DE-Trust and this Agreement, assuming due execution and delivery by the DE-Trust, is a legal, valid and binding agreement of the DE-Trust in accordance with its terms; and (iii) the shares of the DE-

Trust to be issued in the reorganization have been duly authorized and, upon issuance thereof in accordance with this Agreement, will have been validly issued and fully paid and will be nonassessable by the DE-Trust;

            (e) The DE-Trust shall have received the opinion of Stradley, Ronon, Stevens & Young, LLP, dated the Effective Date of the Reorganization, addressed to and in form and substance reasonably satisfactory to the DE-Trust, to the effect that: (i) the OH-Trust is validly existing, and its Report of Operation of Business Trust is in full force and effect under the laws of the State of Ohio; (ii) the OH-Trust is an open-end investment company of the management type registered under the 1940 Act; and (iii) this Agreement and the transactions contemplated hereby and the execution and delivery of this Agreement have been duly authorized and approved by all requisite business trust action of the OH-Trust and this Agreement, assuming due execution and delivery by the OH-Trust, is a legal, valid and binding agreement of the OH-Trust in accordance with its terms;

            (f) The shares of the DE-Funds are eligible for offering to the public in those states of the United States and jurisdictions in which the shares of the corresponding OH-Funds are currently eligible for offering to the public so as to permit the issuance and delivery by the DE-Trust, on behalf of the DE Funds, of the shares contemplated by this Agreement to be consummated;

            (g) This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the appropriate action of the Board of Trustees and the shareholders of the OH-Trust;

            (h) The shareholders of the OH-Trust shall have voted to direct the OH-Trust to vote, and the OH-Trust shall have voted, as sole shareholder of each class of the DE-Trust, to:

                  (1) Elect as Trustees of the DE-Trust the following individuals: Messrs. Charles E. Allen, Michael J. Baresich, C. Brent DeVore, Robert M. Duncan, Paul J. Hondros, Thomas J. Kerr, Douglas F. Kridler, Michael
D. McCarthy, David C. Wetmore, and Arden L. Shisler, Ms. Paula H.J. Cholomodeley, Ms. Phyllis Kay Dryden, Ms. Barbara L. Hennigar and Ms. Barbara I. Jacobs;

                  (2) Approve an Investment Advisory Agreement between Gartmore Mutual Fund Capital Trust ("GMFCT") and the DE-Trust which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMFCT and the OH-Trust;

                  (3) Approve an Investment Advisory Agreement between Gartmore Global Asset Management Trust ("GGAMT") and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GGAMT and the OH-Trust; and

                  (4) Approve an Investment Advisory Agreement between Gartmore Morley Capital Management, Inc. ("GMCM") and the DE-Trust, which is substantially identical to the then-current Investment Advisory Agreement, as amended to date, between GMCM and the OH-Trust; and

                  (5) Approve a Sub-Advisory Agreement between GGAMT and Gartmore Global Partners ("GGP"), which is substantially identical to the then-current Sub-Advisory Agreement between GGAMT and GGP with respect to certain OH-Funds;

                  (6) Approve a Sub-Advisory Agreement between GMFCT and NorthPointe Capital LLC ("NorthPointe"), which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and NorthPointe with respect to certain OH-Funds;

                  (7) Approve a Sub-Advisory Agreement between GMFCT and GGP, which is substantially identical to the then-current Sub-Advisory Agreement between GMFCT and GGP with respect to certain OH-Funds;

            (i) The Trustees of the DE-Trust shall have duly adopted and approved this Agreement and the transactions contemplated hereby and shall have taken the following actions at a meeting duly called for such purposes:

                  (1) Approval of the Investment Advisory Agreements described in paragraphs (h)(2), (3) and (4) of this Section 3 between GMFCT, GGAMT and GMCM (as the case may be) and the DE-Trust;

                  (2) Approval of the Sub-Advisory Agreements described in paragraph (h)(5), (6) and (7) of this Section 3 hereof;

                  (3) Approval of the assignment to the DE-Trust of the Global Custody Agreement, dated April 4, 2003, as amended to date, between JP Morgan Chase Bank and the OH-Trust;

                  (4) Selection of PricewaterhouseCoopers LLP as the DE-Trust's independent auditors for the fiscal year ending October 31, 2005;

                  (5) Approval of a Fund Administration and Transfer Agency Agreement among the DE-Trust, Gartmore SA Capital Trust and Gartmore Investors Services, Inc.;

                  (6) Approval of an Underwriting Agreement between the DE-Trust and Gartmore Distribution Services, Inc. ("GDSI");

                  (7) Approval of forms of Dealer Agreement between GDSI and securities dealers as such forms are used to date;

                  (8) Approval of (a) the Distribution Plan by the DE-Trust pursuant to Rule 12b-1 under the 1940 Act; (b) the Administrative Services Plan by the DE-Trust; and (c) the Rule 18f-3 Plan by the DE-Trust;

                  (9) Authorization of the issuance by the DE-Trust, on behalf of each DE Fund, prior to the Effective Date of the Reorganization, of one share of each class of shares of beneficial interest of each DE-Fund to the corresponding OH-Fund in consideration for the payment of $1.00 for each such share for the purpose of enabling the OH-Trust to vote on the matters referred to in paragraph (h) of this Section 3;

                  (10) Submission of the matters referred to in paragraph (h) of this Section 3 to the OH-Trust as sole shareholder of each class of each DE Fund; and

                  (11) Authorization of the issuance and delivery by the DE-Trust, on behalf of each DE-Fund, of shares of the DE-Funds on the Effective Date of the Reorganization and the assumption by the DE-Funds of the Liabilities of the corresponding OH-Funds in exchange for the Assets of the corresponding OH-Funds pursuant to the terms and provisions of this Agreement.

            At any time prior to the Closing, any of the foregoing conditions may be waived or amended, or any additional terms and conditions may be fixed, by the Board of Trustees, if, in the judgment of such Board, such waiver, amendment, term or condition will not affect in a materially adverse way the benefits intended to be accorded the shareholders of the OH-Trust under this Agreement.

      4.    DISSOLUTION OF THE OH-TRUST.

            Promptly following the consummation of the distribution of each class of shares of the DE-Funds to holders of the corresponding class of shares of the corresponding OH-Funds under this Agreement, the officers of the OH-Trust shall take all steps necessary under Ohio business trust law to dissolve its business trust status, including publication of any necessary notices to creditors, receipt of any necessary pre-dissolution clearances from the State of Ohio, and filing for record with the Secretary of State of the State of Ohio of a Resolution of Withdrawal of Business Trust.

      5.    TERMINATION.

            The Board of Trustees may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the OH-Trust, at any time prior to the Effective Date of the Reorganization if, in the judgment of such Board, the facts and circumstances make proceeding with this Agreement inadvisable.

      6.    ENTIRE AGREEMENT.

            This Agreement embodies the entire agreement between the parties hereto and there are no agreements, understandings, restrictions or warranties among the parties hereto other than those set forth herein or herein provided for.

      7.    FURTHER ASSURANCES.

            The OH-Trust and the DE-Trust shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

      8.    COUNTERPARTS.

            This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

      9.    GOVERNING LAW.

            This Agreement and the transactions contemplated hereby shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

            IN WITNESS WHEREOF, the OH-Trust and the DE-Trust have each caused this Agreement and Plan of Reorganization to be executed on its behalf by its Chairman, President or a Vice President, all as of the day and year first-above written.

                               GARTMORE MUTUAL FUNDS, an Ohio business trust

                               By ____________________________
                                  Name:
                                  Title:

                               GARTMORE MUTUAL FUNDS, a Delaware statutory trust

                               By ____________________________
                                  Name:
                                  Title:

                                                                       EXHIBIT A

                                                     CORRESPONDS
                     OH-FUNDS                             TO:                        DE-FUNDS
--------------------------------------------------------------------------------------------------------------------
Gartmore Optimal Allocations Fund: Aggressive                  Gartmore Actively Managed Aggressive Asset Allocation
                                                                  Fund

Gartmore Optimal Allocations Fund: Moderately Aggressive       Gartmore Actively Managed Moderately Aggressive Asset
                                                                  Allocation Fund

Gartmore Optimal Allocations Fund: Moderate                    Gartmore Actively Managed Moderate Asset Allocation
                                                                  Fund

Gartmore Optimal Allocations Fund: Specialty                   Gartmore Actively Managed Specialty Asset Allocation
                                                                  Fund

Gartmore Bond Fund                                             Gartmore Bond Fund

Gartmore Bond Index Fund                                       Gartmore Bond Index Fund

Gartmore China Opportunities Fund                              Gartmore China Opportunities Fund

Gartmore Convertible Fund                                      Gartmore Convertible Fund

Gartmore Emerging Markets Fund                                 Gartmore Emerging Markets Fund

Gartmore Global Financial Services Fund                        Gartmore Global Financial Services Fund

Gartmore Global Health Sciences Fund                           Gartmore Global Health Sciences Fund

Gartmore Global Natural Resources Fund                         Gartmore Global Natural Resources Fund

Gartmore Global Technology and                                 Gartmore Global Technology and
    Communications Fund                                           Communications Fund

Gartmore Global Utilities Fund                                 Gartmore Global Utilities Fund

Gartmore Government Bond Fund                                  Gartmore Government Bond Fund

Gartmore Growth Fund                                           Gartmore Growth Fund

Gartmore High Yield Bond Fund                                  Gartmore High Yield Bond Fund

Gartmore International Growth Fund                             Gartmore International Growth Fund

Gartmore International Index Fund                              Gartmore International Index Fund

Gartmore Investor Destinations Aggressive Fund                 Gartmore Investor Destinations Aggressive Fund

Gartmore Investor Destinations Moderately Aggressive Fund      Gartmore Investor Destinations Moderately Aggressive
                                                                  Fund

                                                     CORRESPONDS
                     OH-FUNDS                             TO:                        DE-FUNDS
---------------------------------------------------------------------------------------------------------------
Gartmore Investor Destinations Moderate Fund                   Gartmore Investor Destinations Moderate Fund

Gartmore Investor Destinations Moderately Conservative         Gartmore Investor Destinations Moderately
   Fund                                                           Conservative Fund

Gartmore Investor Destinations Conservative Fund               Gartmore Investor Destinations Conservative Fund

Gartmore Large Cap Value Fund                                  Gartmore Large Cap Value Fund

Gartmore Micro Cap Equity Fund                                 Gartmore Micro Cap Equity Fund

Gartmore Mid Cap Growth Fund                                   Gartmore Mid Cap Growth Fund

Gartmore Mid Cap Market Index Fund                             Gartmore Mid Cap Market Index Fund

Gartmore Millennium Growth Fund                                Gartmore Millennium Growth Fund

Gartmore Money Market Fund                                     Gartmore Money Market Fund

Gartmore Morley Capital Accumulation Fund                      Gartmore Morley Capital Accumulation Fund

Gartmore Morley Enhanced Income Fund                           Gartmore Morley Enhanced Income Fund

Gartmore Nationwide Fund                                       Gartmore Nationwide Fund

Gartmore Nationwide Leaders Fund                               Gartmore Nationwide Leaders Fund

Gartmore S&P 500 Index Fund                                    Gartmore S&P 500 Index Fund

Gartmore Small Cap Index Fund                                  Gartmore Small Cap Index Fund

Gartmore Tax-Free Income Fund                                  Gartmore Tax-Free Income Fund

Gartmore Small Cap Growth Fund                                 Gartmore Small Cap Growth Fund

Gartmore Small Cap Fund                                        Gartmore Small Cap Fund

Gartmore U.S. Growth Leaders Fund                              Gartmore U.S. Growth Leaders Fund

Gartmore U.S. Growth Leaders Long-Short Fund                   Gartmore U.S. Growth Leaders Long-Short Fund

Gartmore Value Opportunities Fund                              Gartmore Value Opportunities Fund

Gartmore Worldwide Leaders Fund                                Gartmore Worldwide Leaders Fund

NorthPointe Small Cap Value Fund                               NorthPointe Small Cap Value Fund

                                                                       EXHIBIT C

                A COMPARISON OF GOVERNING DOCUMENTS AND STATE LAW

                                A COMPARISON OF:

                 THE LAW GOVERNING DELAWARE STATUTORY TRUSTS AND
                 THE CHARTER DOCUMENTS OF GARTMORE MUTUAL FUNDS
                                 UNDER SUCH LAW

                                      WITH

                   THE LAW GOVERNING OHIO BUSINESS TRUSTS AND
                 THE CHARTER DOCUMENTS OF GARTMORE MUTUAL FUNDS
                                 UNDER SUCH LAW

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
GOVERNING             A Delaware statutory trust (a "DST") is formed by    An Ohio business trust (an "OBT") is created by a
DOCUMENTS/            a governing instrument and the filing of a           trust instrument. The Ohio law governing an OBT
GOVERNING BODY        certificate of trust with the Delaware Secretary of  is referred to in this comparison as "Ohio Law."
                      State. The Delaware law governing a DST is           An OBT may not transact business in Ohio or
                      referred to in this comparison as the "Delaware      receive the benefits conferred by Ohio Law unless
                      Act."                                                it has filed the necessary report with the
                                                                           Secretary of the State of Ohio.

                      A DST is an unincorporated association organized     An OBT is an unincorporated legal entity organized
                      under the Delaware Act whose operations are          under Ohio Law whose operations are governed by a
                      governed by its governing instrument (which may      trust instrument and, if adopted, by-laws.  Its
                      consist of one or more instruments). Its business    business and affairs are managed by or under the
                      and affairs are managed by or under the direction    direction of one or more trustees (referred to
                      of one or more trustees (referred to herein as the   herein as the "trustees" or " the board").
                      "trustees" or the "board").

                      If a DST is, becomes, or will become, prior to or within 180 days following its first issuance of beneficial interests, a registered investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), such DST is not required to have a trustee who is a resident of Delaware or who has a principal place of business in Delaware; provided that notice that the DST is or will become such a registered investment company is set forth in the DST's certificate of trust and the DST has a registered office and a registered agent for service of process in Delaware.

                      The governing instrument for the DST, Gartmore       The governing instrument for the OBT, Gartmore
                      Mutual Funds (the "DE Trust"), is comprised of an    Mutual Funds (the "Trust"), is comprised of an
                      agreement and declaration of trust (the "DE          amended declaration of trust (the "OH
                      Declaration") and by-laws (the "DE By-Laws").        Declaration") and amended by-laws (the "OH By-

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      The DE Trust's governing body is the board.          Laws"). The Trust's governing body is a board
                                                                           of trustees.

                      Each trustee of the DE Trust holds office for the    Except in the event of death, resignation or
                      lifetime of the DE Trust or until such trustee's     removal, each trustee of the Trust holds office
                      earlier death, resignation, removal, retirement or   until the next meeting of shareholders called for
                      inability otherwise to serve, or, if sooner than     the purpose of electing trustees and until the
                      any such events, until the next meeting of           election and qualification of his or her successor.
                      shareholders called for the purpose of electing
                      trustees, or consent of shareholders in lieu
                      thereof for the election of trustees, and until
                      the election and qualification of his or her
                      successor.

DESIGNATION OF        Under the Delaware Act, the ownership interests in   Under Ohio Law, the ownership interests in an OBT
OWNERSHIP SHARES OR   a DST are denominated as "beneficial interests"      are denominated as "shares of beneficial interest."
INTERESTS             and are held by "beneficial owners." However,
                      there is flexibility as to how a governing
                      instrument refers to "beneficial interests" and
                      "beneficial owners" and the governing instrument
                      may identify "beneficial interests" and
                      "beneficial owners" as "shares" and
                      "shareholders," respectively.

                      The DE Trust's beneficial interests, without par     The Trust's shares of beneficial interest, without
                      value, are designated as "shares" and its            par value, are designated as "shares" and its
                      beneficial owners are designated as                  beneficial owners are designated as
                      "shareholders." This comparison will use the         "shareholders." This comparison will use the
                      "share" and "shareholder" terminology.               "share" and "shareholder" terminology.

SERIES AND CLASSES    Under the Delaware Act, the governing instrument     Under Ohio Law, the trust instrument may provide
                      may provide for classes, groups or series of         for classified shares, and must designate the
                      shares, shareholders or trustees, having such        authorized number of shares, which may be
                      relative rights, powers and duties as set forth in   unlimited, and the classes or series, if any.  The
                      the governing instrument. Such classes, groups or    trust instrument must also set forth the terms of
                      series may be created in the DST's governing         the shares and each class or series of shares, if
                      instrument or otherwise in the manner provided in    any.
                      the governing instrument. No state filing is
                      necessary and, unless required by the governing
                      instrument, shareholder approval is not needed.
                      Except to the extent otherwise provided in the
                      governing instrument of a DST, where the DST is a
                      registered investment company under the 1940 Act,
                      any class, group or series of shares established
                      by the governing instrument shall be a class,
                      group or series preferred as to distributions or
                      dividends over all other classes, groups or series
                      with respect to assets specifically allocated to
                      such class, group or series as contemplated by
                      Section 18 (or any amendment or successor
                      provision) of the 1940 Act and any regulations
                      issued thereunder.

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      The DE Declaration authorizes the board to divide
                      the DE Trust's shares into separate and distinct     The OH Declaration authorizes an unlimited number
                      series and to divide a series into separate          of shares and further provides that the trustees
                      classes of shares as permitted by the Delaware       shall have the exclusive authority, without the
                      Act. Such series and classes will have the           requirement of shareholder authorization or
                      rights, powers and duties set forth in the DE        approval, to establish and designate one or more
                      Declaration unless otherwise provided in             series of shares and one or more classes thereof
                      resolutions of the board with respect to such        as the trustees may deem necessary, appropriate or
                      series or class. The board may classify or           desirable. The trustees may also classify or
                      reclassify any unissued shares or any shares of      reclassify any unissued shares or any shares
                      the DE Trust or any series or class, that were       previously issued and reacquired of any series or
                      previously issued and are reacquired, into one or    class into one or more other series that may be
                      more series or classes that may be established and   established and designated from time to time. The
                      designated from time to time.                        OH Declaration provides that the variations, if
                                                                           any, in the relative rights and preferences as
                                                                           between the different series or classes shall be
                                                                           fixed and determined by the trustees, provided
                                                                           that all shares shall be identical except that
                                                                           there may be variations so fixed and determined
                                                                           between different series as to investment
                                                                           objective, purchase price, right of redemption and
                                                                           the price, terms and manner of redemption, special
                                                                           and relative rights as to dividends and on
                                                                           liquidation, conversion rights, conditions under
                                                                           which the several series shall have separate
                                                                           voting rights or no voting rights, and such other
                                                                           matters, as the trustees deem appropriate.

                      The DE Declaration provides that the establishment   The OH Declaration provides that the establishment
                      and designation of any series or class shall be      and designation of any series or class of shares
                      effective, without the requirement of shareholder    shall be effective upon the execution by a
                      approval, upon the adoption of a resolution by not   majority of the then trustees of an instrument
                      less than a majority of the then board of            setting forth such establishment and designation
                      trustees, which resolution shall set forth such      and the relative rights and preferences of such
                      establishment and designation and may provide, to    series, or as otherwise provided in such
                      the extent permitted by the Delaware Act, for        instrument.
                      rights, powers and duties of such series or class
                      (including variations in the relative rights and
                      preferences as between the different series and
                      classes) otherwise than as provided in the DE
                      Declaration. The board has approved resolutions
                      that, together with the DE Declaration and the DE
                      By-Laws, provide the shareholders of each series
                      and class of the DE Trust with substantially the
                      same rights, powers and duties, as the
                      shareholders of the corresponding series and class
                      of the Trust.

                      Assets and Liabilities                               Assets and Liabilities
                      The DE Declaration also provides that each series    The OH Declaration provides that each share of any
                      of the DE Trust shall be separate and distinct       series of the Trust shall represent a beneficial
                      from any other series of the DE Trust, and each      interest only in the assets of that series.  All
                      class of a series shall be separate and distinct     consideration received by the Trust for the issue
                      from any other class of the series. The DE Trust     or sale of a particular series, together with all
                      shall maintain separate and distinct records on      assets in which such consideration is invested or
                      the books of the Trust for each series and each      reinvested, all income, earnings, profits and
                      class of a

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      series. The DE Trust shall hold and account for      proceeds thereof, including any proceeds derived
                      the assets and liabilities belonging to any such     from the sale, exchange or liquidation of such
                      series separately from the assets and liabilities    assets, and any funds or payments derived from any
                      of the DE Trust or any other series and shall hold   reinvestment of such proceeds, shall irrevocably
                      and account for the liabilities belonging to any     belong to that series for all purposes, subject
                      such class of a series separately from the           only to the rights of creditors of such series,
                      liabilities of the DST Trust, the series or any      and shall be so recorded upon the books of account
                      other class of the series. If any assets or          of the Trust. The assets belonging to each series
                      liabilities which are not readily identifiable as    shall be charged with the liabilities of the Trust
                      assets or liabilities of a particular series, then   allocated to that series. Any assets that are not
                      the board, or an appropriate officer as determined   readily identifiable as assets belonging to a
                      by the board, shall allocate such assets or          particular series, shall be allocated by the
                      liabilities to, between or among any one or more     trustees, or their delegate, to or among any one
                      of the series in such manner and on such basis as    or more of the series, in such manner and on such
                      the board, in its sole discretion, deems fair and    basis as the trustees, in their sole discretion,
                      equitable. Each such allocation by or under the      deem fair and equitable. Any liabilities of a
                      direction of the board shall be conclusive and       series that are not readily identifiable as
                      binding upon the shareholders of all series for      belonging to any particular class, and any
                      all purposes. Liabilities, debts, obligations,       liabilities of the Trust which are not readily
                      costs, charges, reserves and expenses related to     identifiable as belonging to a particular series,
                      the distribution of, and other identified expenses   shall be allocated and charged by the trustees, or
                      that should properly be allocated to, the shares     their delegate, among any one or more series in
                      of a particular class may be charged to and borne    such manner and on such basis as the trustees, in
                      solely by such class. The bearing of expenses        their sole discretion, deem fair and equitable.
                      solely by a particular class of shares may be        Each such allocation by the trustees shall be
                      appropriately reflected in (in a manner determined   conclusive and binding upon the shareholders of
                      by the board), and may affect the net asset value    all series or classes, as applicable, for all
                      attributable to, and the dividend, redemption and    purposes.
                      liquidation rights of, such class. Each allocation
                      of liabilities, debts, obligations, costs,
                      charges, reserves and expenses by or under the
                      direction of the board shall be conclusive and
                      binding upon the shareholders of all classes for
                      all purposes.

                      Dividends and Distributions                          Dividends and Distributions
                      The DE Declaration provides that no dividend or      The OH Declaration provides that dividends and
                      distribution, including, without limitation, any     distributions on shares of a particular series or
                      distribution paid upon dissolution of the DE Trust   class may be paid or credited in such manner and
                      or of any series, nor any redemption of, the         with such frequency as the trustees may determine,
                      shares of any series or class of such series shall   which may be daily or otherwise, pursuant to a
                      be effected by the DE Trust other than from the      standing resolution or resolutions adopted only
                      assets held with respect to such series, nor,        once or with such frequency as the trustees may
                      except as specifically provided in the DE            determine, to the holders of shares of that series
                      Declaration, shall any shareholder of any            or class, from such of the income or capital
                      particular series otherwise have any right or        gains, accrued or realized, from the assets
                      claim against the assets held with respect to any    belonging to that series, as the trustees may
                      other series or the DE Trust generally, except, in   determine, after providing for actual and accrued
                      the case of a right or claim against the assets      liabilities belonging to that series or class or
                      held with respect to any other series, to the        after retaining such amounts as the trustees may
                      extent that such shareholder has such a right or     deem desirable to use in the conduct of the
                      claim under the DE Declaration as a shareholder of   Trust's current or future business requirements.
                      such other series. The DE Declaration provides       All dividends and distributions on shares of a
                      that dividends and distributions on shares of a      particular series or class shall be distributed
                      particular series or class may be paid or credited   pro rata to the holders of that series or class in
                      in such manner and                                   proportion to the number of

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      with such frequency as the trustees may determine,   shares of that series or class held by such
                      which may be daily or otherwise, pursuant to a       holders at the date and time of record established
                      standing resolution or resolutions adopted only      for the payment of such dividends or
                      once or with such frequency as the trustees may      distributions, except that in connection with any
                      determine, to the holders of shares of that series   dividend or distribution program or procedure the
                      or class, from such of the income or capital         trustees may determine that no dividend or
                      gains, accrued or realized, from the assets          distribution shall be payable on shares as to
                      belonging to that series, as the trustees may        which the shareholder's purchase order and/or
                      determine, after providing for actual and accrued    payment have not been received by the time or
                      liabilities belonging to that series or class or     times established by the trustees under such
                      after retaining such amounts as the trustees may     program or procedure. Such dividends and
                      deem desirable to use in the conduct of the DE       distributions may be made in cash or shares or a
                      Trust's current or future business requirements.     combination thereof as determined by the trustees
                      All dividends and distributions on shares of a       or pursuant to any program that the trustees may
                      particular series or class shall be distributed      have in effect at the time for the election by
                      pro rata to the holders of that series or class in   each shareholder of the mode of the making of such
                      proportion to the number of shares of that series    dividend or distribution to that shareholder. Any
                      or class held by such holders at the date and time   such dividend or distribution paid in shares will
                      of record established for the payment of such        be paid at the net asset value thereof determined
                      dividends or distributions, except that in           in accordance with the provisions of the OH
                      connection with any dividend or distribution         Declaration. The dividends and distributions of
                      program or procedure the trustees may determine      investment income and capital gains with respect
                      that no dividend or distribution shall be payable    to shares of a class shall be in such amount as
                      on shares as to which the shareholder's purchase     may be declared from time to time by the trustees,
                      order and/or payment have not been received by the   and such dividends and distributions may vary
                      time or times established by the trustees under      between the classes to reflect differing
                      such program or procedure. Such dividends and        allocations of the expenses of the Trust between
                      distributions may be made in cash or shares or a     the classes to such extent and for such purposes
                      combination thereof as determined by the trustees    as the trustees deem appropriate.
                      or pursuant to any program that the trustees may
                      have in effect at the time for the election by
                      each shareholder of the mode of the making of such
                      dividend or distribution to that shareholder. Any
                      such dividend or distribution paid in shares will
                      be paid at the net asset value thereof determined
                      in accordance with the provisions of the DE
                      Declaration. The dividends and distributions of
                      investment income and capital gains with respect
                      to shares of a class shall be in such amount as
                      may be declared from time to time by the trustees,
                      and such dividends and distributions may vary
                      between the classes to reflect differing
                      allocations of the expenses of the DE Trust
                      between the classes to such extent and for such
                      purposes as the trustees deem appropriate.

                      Before payment of any dividend there may be set aside out of any funds of the DE Trust, or the applicable series, available for dividends such sum or sums as the board may from time to time, in its absolute discretion, think proper as a reserve fund to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the DE Trust, or any series, or for such other lawful purpose as the board shall deem to be in the best

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      interests of the DE Trust, or the applicable
                      series, as the case may be, and the board may
                      abolish any such reserve in the manner in which it
                      was created.

AMENDMENTS TO         The Delaware Act provides broad flexibility as to    Ohio Law provides that, not more than ninety (90)
GOVERNING DOCUMENTS   the manner of amending and/or restating the          days after the adoption of any amendment to the OH
                      governing instrument of a DST. Amendments to the     Declaration, there shall be filed in the office of
                      DE Declaration that do not change the information    the Secretary of the State of Ohio all information
                      in the DST's certificate of trust are not required   necessary to maintain the accuracy and
                      to be filed with the Delaware Secretary of State.    completeness of the previous filing.

                      Declaration of Trust
                      The DE Declaration may be restated and/or amended    Declaration of Trust
                      at any time by a written instrument signed by a      The trustees may amend the OH Declaration, without
                      majority of the board and, if required by the DE     the vote or consent of shareholders, to designate
                      Declaration, the 1940 Act or any securities          series or classes of shares, to change the name of
                      exchange on which outstanding shares are listed      the Trust or any series or class thereof, to
                      for trading, by approval of such amendment by the    supply any omission, to cure, correct or
                      shareholders, by the affirmative "vote of a          supplement any ambiguous, defective or
                      majority of the outstanding voting securities" (as   inconsistent provision thereof, or to conform the
                      defined in the 1940 Act) of the DE Trust entitled    OH Declaration to the requirements of applicable
                      to vote at a shareholders' meeting at which a        federal laws and regulations, or to make any other
                      quorum is present, subject to Article III, Section   such changes which do not materially adversely
                      6 of the DE Declaration relating to voting by        affect the rights of the Trust's shareholders, but
                      series and classes.                                  the trustees shall not be liable for failing to do
                                                                           so; except that, no amendment shall repeal the
                                                                           limitations on personal liability of any
                                                                           shareholder or trustee or repeal the prohibition
                                                                           of assessment upon the shareholders without the
                                                                           express consent of each shareholder or trustee
                                                                           involved.  In addition, the OH Declaration
                                                                           provides that no amendment may be made to the OH
                                                                           Declaration that would change any rights with
                                                                           respect to any shares of the Trust by reducing the
                                                                           amount payable thereon upon the liquidation of the
                                                                           Trust or by diminishing or eliminating any voting
                                                                           rights pertaining thereto, except with the vote or
                                                                           consent of the holders of two-thirds of the shares
                                                                           outstanding and entitled to vote, or by such other
                                                                           vote as may be established by the trustees with
                                                                           respect to any series of shares.

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      By-Laws                                              By-Laws
                      The DE By-Laws may be amended, restated or           The OH By-Laws may be altered, amended or
                      repealed or new by-laws may be adopted by the        repealed, or new by-laws may be adopted (a) by the
                      affirmative vote of a majority of the outstanding    vote: (i) of at least 67% of the voting
                      shares entitled to vote. The DE By-Laws may also     securities, if the holders of more than 50% of the
                      be amended, restated or repealed or new by-laws      outstanding voting securities of the Trust are
                      may be adopted by the board, by a vote of not less   present or represented by proxy; or (ii) of more
                      than a majority of the trustees present at a         than 50% of the outstanding voting securities of
                      meeting at which a quorum is present.                the Trust, whichever is less, or (b) by the
                                                                           trustees, provided however that no By-Law may be
                      Certificate of Trust                                 amended, adopted or repealed by the trustees if
                      Pursuant to the DE Declaration, amendments and/or    such amendment, adoption or repeal requires,
                      restatements of the certificate of trust shall be    pursuant to law, the OH Declaration or the OH
                      made at any time by the board, without approval of   By-Laws, a vote of the shareholders.
                      the shareholders, to conform the certificate of
                      trust to any amendment in the DE Declaration or DE
                      By-laws or to correct any inaccuracy contained
                      therein. Any such amendments/restatements of the
                      certificate of trust must be executed by at least
                      one (1) trustee and filed with the Delaware
                      Secretary of State in order to become effective.

PREEMPTIVE RIGHTS     Under the Delaware Act, a governing instrument may   Under Ohio Law, a trust instrument must set forth
AND REDEMPTION OF     contain any provision relating to the rights,        the terms of any shares and of any class or series
SHARES                duties and obligations of the shareholders.          thereof.
                      Unless otherwise provided in the governing
                      instrument, a shareholder shall have no preemptive
                      right to subscribe to any additional issue of
                      shares or another interest in a DST.

                      The DE Declaration provides that no shareholder      The OH Declaration provides that the shares do not
                      shall have the preemptive or other right to          entitle the holders to preference, preemptive,
                      subscribe for new or additional shares or other      appraisal, conversion or exchange rights, except
                      securities issued by the DE Trust or any series      as the trustees may determine with respect to any
                      thereof.                                             series or class.

                      Unless otherwise provided in the DE Trust's          All shares of the Trust are redeemable at the
                      prospectus relating to the outstanding shares, as    redemption price determined in the manner set
                      such prospectus may be amended from time to time,    forth in the OH Declaration. The trustees have
                      the DE Trust shall purchase the outstanding shares   full power and authority to vary and change the
                      offered by any shareholder for redemption upon       right of redemption applicable to the various
                      such shareholder's compliance with the procedures    series and classes. In addition, the trustees may
                      set forth in the DE Declaration and/or such other    from time to time specify additional conditions,
                      procedures as the board may authorize.               not inconsistent with the 1940 Act, regarding the
                                                                           redemption of shares in the Trust's then effective
                                                                           registration statement or prospectus.

                      The DE Trust shall pay the net asset value for       Payment for the Trust shares shall be made in cash
                      such outstanding shares offered for redemption       or in property out of the assets of the relevant
                      (excluding any applicable redemption fee or sales    series of the Trust to the shareholder of record
                      charges), in accordance with the DE Declaration,     at such time and in the manner, not inconsistent
                      the DE By-Laws, the 1940 Act and other               with applicable laws and regulations, as may be

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      applicable law. The DE Trust's payments for          specified in the Trust's then effective
                      redemption of such outstanding shares shall be       registration statement or prospectus.  In
                      made in cash, but may, at the option of the board    addition, the Trust has the right at any time,
                      or an authorized officer, be made in kind or         without prior notice to the shareholders, to
                      partially in cash and partially in kind. In          redeem shares of the Trust for their then current
                      addition, at the option of the board, the DE Trust   net asset value per share if the aggregate net
                      may, from time to time, without the vote of the      asset value of such shares is less than the
                      shareholders, but subject to the 1940 Act, redeem    minimum amount established by the board from time
                      outstanding shares or authorize the closing of any   to time subject to such terms and conditions as
                      shareholder account, subject to such conditions as   the trustees may approve, and subject to the
                      may be established by the board.                     Trust's giving general notice to all shareholders
                                                                           of its intention to avail itself of such right.

DISSOLUTION AND       The DE Trust shall be dissolved upon the first to    The Trust, or any series or class thereof, may be
TERMINATION EVENTS    occur of the following: (i) upon the vote of the     terminated by: (i) the affirmative vote of the
                      holders of not less than a majority of the shares    holders of a majority of the shares voting at any
                      of the DE Trust entitled to vote; (ii) at the        meeting of shareholders; or (ii) by an instrument
                      discretion of the board at any time there are no     in writing, without a meeting, signed by a
                      shares outstanding of the DE Trust or upon at        majority of the board of trustees and consented to
                      least thirty days' prior written notice to the       by the holders of a majority of shares outstanding
                      shareholders of the DE Trust; (iii) upon the sale,   and entitled to vote, or by such other vote as may
                      conveyance and transfer of all of the assets of      be established by the trustees with respect to any
                      the DE Trust to another entity; or (iv) upon the     series or class of shares.
                      occurrence of a dissolution or termination event
                      pursuant to any provision of the DE Declaration or
                      the Delaware Act.

                      A particular series shall be dissolved upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the shares of that series entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that series or upon at least thirty days' prior written notice to the shareholders of such series; (iii) upon the occurrence of a dissolution or termination event for that series pursuant to any provision of the DE Declaration or the Delaware Act; or (iv) upon any event that causes the dissolution of the DE
                      Trust.

                      A particular class shall be terminated upon the first to occur of the following: (i) upon the vote of the holders of not less than a majority of the outstanding shares of that class entitled to vote; (ii) at the discretion of the board at any time there are no shares outstanding of that class; or (iii) upon the dissolution of the series of which the class is a part.

LIQUIDATION UPON      Under the Delaware Act, a DST that has dissolved     Ohio Law does not contain specific provisions with
DISSOLUTION OR        shall first pay or make reasonable provision to      respect to liquidation upon dissolution or
TERMINATION           pay all known claims and obligations, including      termination of an OBT.
                      those that are contingent, conditional and
                      unmatured,

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      and all known claims and obligations for which the
                      claimant is unknown. Any remaining assets shall be
                      distributed to the shareholders or as otherwise
                      provided in the governing instrument.

                      Under the Delaware Act, a series that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations of the series, including those that are contingent, conditional and unmatured, and all known claims and obligations of the series for which the claimant is unknown. Any remaining assets of the series shall be distributed to the shareholders of such series or as otherwise provided in the governing instrument.

                      The DE Declaration provides that any remaining       The OH Declaration provides that, upon termination
                      assets of the dissolved DE Trust and/or each         of the Trust or any one or more series or classes,
                      series thereof (or the particular dissolved          (1) the Trust or series or class, as applicable,
                      series, as the case may be) shall be distributed     shall carry on no business except for winding up
                      to the shareholders of the DE Trust and/or each      its affairs, and (2) after paying or adequately
                      series thereof (or the particular dissolved          providing for the payment of all liabilities, and
                      series, as the case may be) ratably according to     upon receipt of such releases, indemnities and
                      the number of shares of the DE Trust and/or such     refunding agreements, as they deem necessary for
                      series thereof (or the particular dissolved          their protection, the trustees may distribute the
                      series, as the case may be) held of record by the    remaining trust property, in cash or in kind or
                      several shareholders on the date for such            partly each, among the shareholders according to
                      dissolution distribution; provided, however, that    their respective rights.
                      if the outstanding shares of a series are divided
                      into classes, any remaining assets held with
                      respect to such series shall be distributed to
                      each class of such series according to the net
                      asset value computed for such class and within
                      such particular class, shall be distributed
                      ratably to the shareholders of such class
                      according to the number of shares of such class
                      held of record by the several shareholders on the
                      date for such dissolution distribution.

VOTING RIGHTS,        Under the Delaware Act, the governing instrument     Ohio Law does not contain specific provisions with
MEETINGS, NOTICE,     may set forth any provision relating to trustee      respect to the voting rights of the shareholders
QUORUM, RECORD        and shareholder voting rights, including the         of an OBT.
DATES AND PROXIES     withholding of such rights from certain trustees
                      or shareholders. If voting rights are granted, the
                      governing instrument may contain any provision
                      relating to meetings, notice requirements, written
                      consents, record dates, quorum requirements,
                      voting by proxy and any other matter pertaining to
                      the exercise of voting rights. The governing
                      instrument may also provide for the establishment
                      of record dates for allocations and distributions
                      by the DST.

                      The DE Declaration provides that, subject to its     The OH Declaration provides that shareholders
                      Article III, Section 6, the shareholders shall       shall have the power to vote only with respect to
                      have

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      the power to vote only (i) on such matters           the following matters: (i) election of trustees,
                      required by the DE Declaration, the DE By-Laws,      (ii) approval of investment advisory agreements,
                      the 1940 Act, other applicable law and any           (iii) termination or reorganization of the Trust
                      registration statement of the DE Trust, the          or of any series or class thereof, (iv) certain
                      registration of which is effective; and (ii) on      amendments to the OH Declaration, as provided for
                      such other matters as the board may consider         therein (and as described above), (v) mergers,
                      necessary or desirable.                              consolidations, sales or disposition of all of the
                                                                           assets, (vi) re-incorporation of the Trust, as
                                                                           provided for in the OH Declaration, (vii) to the
                                                                           same extent as the stockholders of an Ohio
                                                                           business corporation as to whether or not to
                                                                           initiate or maintain certain derivative or class
                                                                           actions on behalf of the Trust or its
                                                                           shareholders, and (viii) other matters as required
                                                                           by the OH Declaration, the OH By-laws, the 1940
                                                                           Act or any registration of the Trust with the
                                                                           Commission, or as the trustees may consider
                                                                           necessary or desirable.

                      One Vote Per Share                                   One Vote Per Share
                      Subject to Article III, Section 6 of the DE          The OH Declaration provides that each whole share
                      Declaration relating to voting by series and         shall be entitled to one vote as to any matter on
                      classes, the DE Declaration provides that each       which it is entitled to vote and each fractional
                      share is entitled to one vote and each fractional    share shall be entitled to a proportional
                      share is entitled to a fractional vote.              fractional vote.

                      Voting by Series or Class                            Voting by Series or Class
                      In addition, the DE Declaration provides that all    In addition, the OH Declaration provides that, on
                      shares of the DE Trust entitled to vote on a         matters relating to the Trust and governed by
                      matter shall vote on the matter, separately by       specific voting requirements of the 1940 Act,
                      series and, if applicable, by class, provided        shares shall be voted in accordance with the 1940
                      that: (i) where the 1940 Act requires all shares     Act and that the trustees may, in conjunction with
                      of the DE Trust to be voted in the aggregate         the establishment of any series of shares,
                      without differentiation between the separate         establish conditions under which the several
                      series or classes, then all of the DE Trust's        series shall have separate voting rights or no
                      shares shall vote in the aggregate; and (ii) if      voting rights.
                      any matter affects only the interests of some but
                      not all series or classes, then only the             The OH Declaration provides that all shares of all
                      shareholders of such affected series or classes      series shall have "equal voting rights" as
                      shall be entitled to vote on the matter.             provided in the 1940 Act, except as otherwise
                                                                           permitted or required by the 1940 Act.  The holder
                                                                           of each of the shares shall be entitled to one
                                                                           vote for each share held. The trustees shall have
                                                                           full power and authority to call meetings of the
                                                                           shareholders of a particular class or classes of
                                                                           shares or of one or more particular series of
                                                                           shares, or otherwise call for the action of such
                                                                           shareholders on any particular matter.  On each
                                                                           matter submitted to vote of the shareholders, all
                                                                           shares of all series shall vote as a single class
                                                                           ("Single Class Voting"), provided, however, that
                                                                           (a) as to any matter with respect to which a
                                                                           separate vote by the series shall apply in lieu of
                                                                           Single Class Voting as described above; (b) in the
                                                                           event that the separate

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                                                                           vote requirements referred to in (a) above apply
                                                                           with respect to one or more series, then, subject
                                                                           to (c) below, the shares of all other series shall
                                                                           vote as a single class; and (c) as to any matter
                                                                           which does not affect the interest of a particular
                                                                           series, only the holders of shares of the one or
                                                                           more affected series shall be entitled to vote.

                      Shareholders' Meetings                               Shareholders' Meetings
                      The Delaware Act does not mandate annual             Ohio Law does not mandate that an OBT hold annual
                      shareholders' meetings.                              shareholders' meetings.

                                                                           The OH Declaration provides that there is no
                                                                           requirement that the trustees have an annual or
                                                                           special meeting of shareholders. The OH
                                                                           Declaration also provides that a meeting of
                                                                           shareholders shall be held at such times, on such
                                                                           day and at such hour as the trustees may from time
                                                                           to time determine, or at the written request, with
                                                                           such request stating the purpose of the proposed
                                                                           meeting, of the holder or holders of ten percent
                                                                           (10%) or more of the total number of shares then
                                                                           issued and outstanding of the Trust entitled to
                                                                           vote at such meeting or as required by law.

                                                                           The OH Declaration provides that written notice of
                                                                           all meetings of the shareholders, stating the
                                                                           time, date, place and purpose of the meeting,
                                                                           shall be given by, or at the direction of, the
                                                                           person calling the meeting to each shareholder of
                                                                           record entitled to vote at the meeting at his
                                                                           address as recorded on the register of the Trust,
                                                                           mailed at least ten (10) days prior to the date
                                                                           named for the meeting. No notice need be given to
                                                                           any shareholder who shall have failed to inform
                                                                           the Trust of his current address or if a written
                                                                           waiver of notice, executed before or after the
                                                                           meeting by the shareholder or his attorney
                                                                           thereunto authorized, is filed with the records of
                                                                           the meeting.

                      The DE By-Laws authorize the calling of a shareholders' meeting: (i) when deemed necessary or desirable by the board; or (ii) for the purpose of electing trustees or removing one or more trustees, by the chairperson of the board, or the meeting shall be called by the president or any vice-president at the request of holders of not less than 10% of the shares if such shareholders pay the reasonably estimated cost of preparing and mailing the notice thereof. However, no meeting may be called at the request of shareholders to consider any matter that is substantially the same as a matter voted upon at a shareholders' meeting held during the preceding twelve months, unless

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      requested by holders of a majority of all shares
                      entitled to be voted at such meeting.

                      Record Dates                                         Record Dates
                      As set forth above, the Delaware Act authorizes      Ohio Law does not contain a specific provision
                      the governing instrument of a DST to set forth any   that addresses the record dates of meetings of
                      provision relating to record dates.                  shareholders of an OBT.

                      In order to determine the shareholders entitled to   The OH Declaration provides that, for purposes of
                      notice of, and to vote at, a shareholders'           determining the shareholders who are entitled to
                      meeting, the DE Declaration authorizes the board     notice of and to vote at any meeting, the trustees
                      to fix a record date. The record date may not        may from time to time close the transfer books for
                      precede the date on which it is fixed by the board   such period, not exceeding thirty (30) days, as
                      and it may not be more than one hundred and twenty   the trustees may determine; or without closing the
                      days nor less than ten days before the date of the   transfer books the trustees may fix a date not
                      shareholders' meeting. The DE By-Laws provide that   more than ninety (90) days prior to the date of
                      notice of a shareholders' meeting shall be given     any meeting of shareholders as a record date for
                      to shareholders entitled to vote at such meeting     the determination of persons to be treated as
                      not less than ten nor more than one hundred and      shareholders of record for such purposes.  Only
                      twenty days before the date of the meeting.          shareholders of record at the close of business on
                                                                           the record date will be entitled to notice of and
                                                                           to vote at any meeting.
                      To determine the shareholders entitled to vote on
                      any action without a meeting, the DE Declaration
                      authorizes the board to fix a record date. The
                      record date may not precede the date on which it
                      is fixed by the board nor may it be more than
                      ninety days after the date on which the resolution
                      fixing the record date is adopted by the board.

                      Pursuant to the DE Declaration, if the board does not fix a record date: (i) the record date for determining shareholders entitled to notice of, and to vote at, a meeting will be the day before the date on which notice is given or, if notice is waived, on the day before the date of the meeting; and (ii) the record date for determining shareholders entitled to vote on any action by consent in writing without a meeting, (a) when no prior action by the board has been taken, shall be the day on which the first signed written consent is delivered to the DE Trust, or (b) when prior action of the board has been taken, shall be the day on which the board adopts the resolution taking such prior action.

                      To determine the shareholders of the DE Trust or any series or class thereof entitled to a dividend or any other distribution of assets of the DE
                      Trust or any series or class thereof (other than in connection with a merger, consolidation, conversion, or reorganization, which is governed by Article VIII of the DE Declaration), the DE

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      Declaration authorizes the board (i) to fix a
                      record date, which may not precede the date on
                      which it is fixed by the board nor may it be more
                      than sixty days before the date such dividend or
                      distribution is to be paid; (ii) to adopt standing
                      resolutions fixing record dates and related
                      payment dates at periodic intervals of any
                      duration; and/or (iii) to delegate to an
                      appropriate officer or officers the determination
                      of such periodic record and/or payment dates for
                      such dividends and/or distributions. The board
                      may set different record dates for different
                      series or classes.

                      Quorum for Shareholders' Meeting                     Quorum for Shareholders' Meeting
                      To transact business at a shareholders' meeting,     The OH Declaration provides that, at any meeting
                      the DE Declaration provides that forty percent of    of shareholders, a quorum for the transaction of
                      the shares entitled to vote at the meeting, which    business shall consist of a majority represented
                      are present in person or represented by proxy,       in person or by proxy of all votes attributable to
                      shall constitute a quorum at such meeting, except    the outstanding shares (without regard to
                      when a larger quorum is required by the DE           individual series or class) entitled to vote with
                      Declaration, the DE By-Laws, applicable law or any   respect to a matter; provided, however, that at
                      securities exchange on which such shares are         any meeting at which the only actions to be taken
                      listed for trading, in which case such quorum        are actions required by the 1940 Act to be taken
                      shall comply with such requirements. When a          by vote of the shareholders of an individual
                      separate vote by one or more series or classes is    series or class, a quorum shall consist of a
                      required, forty percent of the shares of each such   majority of all votes attributable to the
                      series or class entitled to vote at a                outstanding shares of such individual series or
                      shareholders' meeting of such series or class,       class entitled to vote thereon, and that at any
                      which are present in person or represented by        meeting at which the only action to be taken shall
                      proxy, shall constitute a quorum at such series or   have been determined by the trustees to affect the
                      class meeting, except when a larger quorum is        rights and interests of one or more but not all
                      required by the DE Declaration, the DE By-Laws,      series or classes of the Trust, a quorum shall
                      applicable law or the requirements of any            consist of a majority of all votes attributable to
                      securities exchange on which outstanding shares of   the outstanding shares of the series or class so
                      such series or class are listed for trading, in      affected; and, provided, further, that reasonable
                      which case such quorum shall comply with such        adjournments of such meeting until a quorum is
                      requirements.                                        obtained may be made by a vote attributable to the
                                                                           shares present in person or by proxy.

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      Shareholder Vote                                     Shareholder Vote
                      The DE Declaration provides that, subject to any     The OH Declaration provides that, except as
                      provision of the DE Declaration, the DE By-Laws,     otherwise provided therein, or as required by the
                      the 1940 Act or other applicable law that requires   1940 Act or other applicable law, and subject to
                      a different vote: (i) in all matters other than      applicable quorum requirements, matters voted on
                      the election of trustees, the affirmative "vote of   by shareholders must be approved by the
                      a majority of the outstanding voting securities"     affirmative vote of the holders of a majority of
                      (as defined in the 1940 Act) of the DE Trust         the shares voting at any meeting of shareholders
                      entitled to vote at a shareholders' meeting at       and trustees must be elected by a plurality of the
                      which a quorum is present, shall be the act of the   shares voting, or by an instrument in writing,
                      shareholders; and (ii) trustees shall be elected     without a meeting, signed by a majority of the
                      by not less than a plurality of the votes cast of    trustees and consented to by the holders of a
                      the holders of shares entitled to vote present in    majority of shares outstanding and entitled to
                      person or represented by proxy at a shareholders'    vote, or by such other vote as may be established
                      meeting at which a quorum is present. Pursuant to    by the trustees with respect to any series or
                      the DE Declaration, where a separate vote by         class of shares, provided that the election of
                      series and, if applicable, by class is required,     trustees (after the election by the initial
                      the preceding sentence shall apply to such           shareholder) must be approved by the shareholders
                      separate votes by series and class.                  at a meeting of shareholders.

                      Shareholder Vote on Certain Transactions             Shareholder Vote on Certain Transactions
                      Pursuant to the DE Declaration, the board, by vote   The OH Declaration provides that the Trust or any
                      of a majority of the trustees, may cause the         series thereof may be a party, with one or more
                      merger, consolidation, conversion, share exchange    entities (including another series) to an
                      or reorganization of the DE Trust, or the            agreement of merger or consolidation; provided,
                      conversion, share exchange or reorganization of      however, that any such agreement of merger or
                      any series of the DE Trust, without the vote of      consolidation shall be approved by the trustees,
                      the shareholders of the DE Trust or such series,     and by the affirmative vote of shareholders
                      as applicable, unless such vote is required by the   holding a majority of the voting power of the
                      1940 Act; provided however, that the board shall     Trust or of each series affected.  The OH
                      provide at least thirty days' prior written notice   Declaration further provides that the trustees may
                      to the shareholders of the DE Trust or such          sell, convey and transfer the assets of the Trust,
                      series, as applicable, of such merger,               or the assets belonging to one or more or all
                      consolidation, conversion, share exchange or         series, to another trust, partnership, association
                      reorganization.                                      or corporation organized under the laws of any
                                                                           state of the United States, or to the Trust to be
                      If permitted by the 1940 Act, the board, by vote     held as assets belonging to one or more series of
                      of a majority of the trustees, and without a         the Trust, in exchange for cash, shares or other
                      shareholder vote, may cause the DE Trust or any      securities (including, in the case of a transfer
                      one or more series to convert to a master feeder     to another series of the Trust, shares of such
                      structure and thereby cause series of the DE Trust   other series) with such transfer being made
                      to either become feeder funds into a master fund,    subject to, or with the assumption by the
                      or to become master funds into which other funds     transferee, of the liabilities belonging to each
                      are feeder funds.                                    series the assets of which are so transferred;
                                                                           provided, however, that no assets belonging to the
                                                                           Trust or to any particular series shall be so
                                                                           transferred unless the terms of such transfer
                                                                           shall have first been approved at a meeting called
                                                                           for the purpose by the affirmative vote of
                                                                           shareholders holding a majority of the voting
                                                                           power of Trust or of each series affected.
                                                                           Following such transfer, the trustees shall
                                                                           distribute such cash, shares or other securities
                                                                           (giving due effect to the assets and liabilities

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                                                                           belonging to and any other differences among the
                                                                           various series the assets belonging to which have
                                                                           so been transferred) among the shareholders of the
                                                                           series the assets belonging to which have been so
                                                                           transferred; and if all the assets of the series
                                                                           or Trust have been so transferred, the series or
                                                                           Trust, as the case may be, shall be terminated.

                      Cumulative Voting                                    Cumulative Voting
                      The DE Declaration provides that shareholders are    The OH Declaration provides that there shall be no
                      not entitled to cumulative voting in the election    cumulative voting in the election of trustees.
                      of trustees or on any other matter.

                      Proxies                                              Proxies
                      Under the Delaware Act, unless otherwise provided    OH Law does not contain specific provisions with
                      in the governing instrument of a DST, on any         respect to the shareholders of an OBT voting by
                      matter that is to be voted on by the trustees or     proxy.
                      the shareholders, the trustees or shareholders (as
                      applicable) may vote in person or by proxy and
                      such proxy may be granted in writing, by means of
                      "electronic transmission" (as defined in the
                      Delaware Act) or as otherwise permitted by
                      applicable law. Under the Delaware Act, the term
                      "electronic transmission" is defined as any form
                      of communication not directly involving the
                      physical transmission of paper that creates a
                      record that may be retained, retrieved and
                      reviewed by a recipient thereof and that may be
                      directly reproduced in paper form by such a
                      recipient through an automated process.

                                                                           The OH Declaration provides that, at any meeting
                                                                           of shareholders, any holder of shares entitled to
                                                                           vote thereat may vote by proxy, provided that no
                                                                           proxy shall be voted at any meeting unless it
                                                                           shall have been placed on file with the secretary
                                                                           of the Trust, or with such other officer or agent
                                                                           of the Trust as the trustees may direct, for
                                                                           verification prior to the time at which such vote
                                                                           shall be taken.

                      The DE By-Laws permit a shareholder to authorize     The OH By-Laws provide that any person who is
                      another person to act as proxy by the following      entitled to attend a shareholders' meeting, to
                      methods: execution of a written instrument or by     vote at a shareholders' meeting, or to execute
                      "electronic transmission" (as defined in the         consents, waivers, or releases may be represented
                      Delaware Act), telephonic, computerized,             at the meeting or vote at the meeting, may execute
                      telecommunications or another reasonable             consents, waivers, and releases, and may exercise
                      alternative to the execution of a written            any of the person's other rights, by proxy or
                      instrument. Unless a proxy expressly provides        proxies appointed by a writing signed by the
                      otherwise, it is not valid more than eleven months   person or the person's authorized agent or
                      after its date. In addition, the DE By-Laws          appointed by a verifiable communication authorized
                      provide that the revocability of a proxy that        by the person or the person's authorized agent.
                      states on its face that it is irrevocable shall be
                      governed by the provisions of the General            The OH By-laws provide that any transmission
                      Corporation Law of the State of Delaware.

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                                                                           that creates a record capable of authentication,
                                                                           including, but not limited to, a telegram, a
                                                                           cablegram, electronic mail, or an electronic,
                                                                           telephonic, or other transmission that appears to
                                                                           have been transmitted by a person or the person's
                                                                           authorized agent as described above and that
                                                                           appoints a proxy is a sufficient writing to
                                                                           appoint a proxy.

                      Action by Written Consent                            Action by Written Consent
                      Under the Delaware Act, unless otherwise provided    Ohio Law does not contain specific provisions with
                      in the governing instrument of a DST, on any         respect to actions taken by written consent of the
                      matter that is to be voted on by the trustees or     shareholders of an OBT.
                      the shareholders, such action may be taken without
                      a meeting, without prior notice and without a vote
                      if a written consent(s), setting forth the action
                      taken, is (are) signed by the trustees or
                      shareholders (as applicable) having not less than
                      the minimum number of votes that would be
                      necessary to take such action at a meeting at
                      which all trustees or interests in the DST (as
                      applicable) entitled to vote on such action were
                      present and voted. Unless otherwise provided in
                      the governing instrument, a consent transmitted by
                      "electronic transmission" (as defined in the
                      Delaware Act) by a trustee or shareholder (as
                      applicable) or by a person(s) authorized to act
                      for a trustee or shareholder (as applicable) will
                      be deemed to be written and signed for this
                      purpose.

                      Shareholders. The DE Declaration authorizes          Shareholders. The OH Declaration provides that,
                      shareholders to take action without a meeting if a   subject to the 1940 Act, any action which may be
                      written consent(s) setting forth the action taken    taken by shareholders may be taken without a
                      is (are) signed by the holders of a majority of      meeting if a majority of shareholders entitled to
                      the shares entitled to vote on that action (or       vote on the matter (or such larger proportion
                      such different proportion thereof as shall be        thereof as may be required by law, the OH
                      required by law, the DE Declaration or the DE        Declaration or the OH By-laws for approval of such
                      By-laws for approval of such action). A consent      matter) consent to the action in writing and the
                      transmitted by "electronic transmission" (as         written consents are filed with the records of the
                      defined in the Delaware Act) by a shareholder or     meetings of shareholders. Such consent shall be
                      by a person(s) authorized to act for a shareholder   treated for all purposes as a vote taken at a
                      shall be deemed to be written and signed for         meeting of shareholders.
                      purposes of this provision.

                      Board of Trustees. The DE Declaration also           Board of Trustees. The OH Declaration and the OH
                      authorizes the board or any committee of the board   By-Laws both provide that, except as otherwise set
                      to take action without a meeting and without prior   forth in those documents or in the 1940 Act, any
                      written notice if a written consent(s) setting       action to be taken by the trustees may be taken by
                      forth the action taken is (are) executed by          written consents of a majority of the trustees
                      trustees having not less than the minimum number     (unless a higher proportion is required by the
                      of votes necessary to take that action at a          1940 Act or other applicable law).
                      meeting at which the entire board or any committee
                      thereof, as

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      applicable, is present and voting. A consent
                      transmitted by "electronic transmission" (as
                      defined in the Delaware Act) by a trustee shall be
                      deemed to be written and signed for purposes of
                      this provision.

REMOVAL OF TRUSTEES   The governing instrument of a DST may contain any    OH Law does not contain specific provisions with
                      provision relating to the removal of trustees;       respect to the removal of the trustees of an OBT.
                      provided however, that there shall at all times be
                      at least one trustee of the DST.

                      Under the DE Declaration, any trustee may be         The OH Declaration provides that any of the
                      removed, with or without cause, (i) by the board,    trustees may be removed with or without cause, by
                      by action of a majority of the trustees then in      the written action of two-thirds of the number of
                      office; or (ii) by shareholders at any meeting       trustees prior to such removal, or by shareholders
                      called for that purpose.                             at any meeting called for that purpose. The OH
                                                                           Declaration further provides that no trustee shall
                                                                           be entitled to any damages on account of such
                                                                           removal.

VACANCIES ON BOARD                                                         The OH Declaration provides that, subject to the
OF TRUSTEES                                                                requirements of the 1940 Act, vacancies on the
                                                                           board of trustees may be filled by the remaining
                                                                           trustees by the appointment of such other person
                                                                           or persons as they in their discretion see fit,
                                                                           made by written instrument signed by a majority of
                                                                           the remaining trustees. Any such appointment
                                                                           shall not become effective, however, until the
                                                                           person named in the written instrument shall have
                                                                           accepted such appointment.

                      The DE By-Laws provide that vacancies on the board may be filled by not less than a majority vote of the trustee(s) then in office, regardless of the number and even if less than a quorum. However, a shareholders' meeting shall be called to elect trustees if required by the 1940 Act. Whenever a vacancy in the board shall occur, until such vacancy is filled or the number of authorized trustees constituting the board is decreased pursuant to the DE Declaration, the trustee(s) then in office, regardless of the number and even if less than a quorum, shall have all the board's powers and shall discharge all the board's duties as though such number constitutes the entire board.

                      In the event all trustee offices become vacant, an authorized officer of the investment adviser that has the greatest amount of assets of the DE Trust under management shall serve as the sole remaining trustee (effective upon the vacancy in office of the last trustee) and shall, as soon as practicable, fill all of the vacancies on the board; provided that the percentage of trustees who are

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      Disinterested Trustees (as defined in the
                      DE By-Laws) shall be no less than that required by
                      the 1940 Act. Upon the qualification of the
                      trustees, the authorized officer of the investment
                      adviser shall resign as trustee and a
                      shareholders' meeting shall be called, as required
                      by the 1940 Act, to elect trustees.

SHAREHOLDER           Under the Delaware Act, except to the extent         Ohio Law provides that liability to third persons
LIABILITY             otherwise provided in the governing instrument of    for any act, omission or obligation of an OBT that
                      a DST, shareholders of a DST are entitled to the     has made all necessary filings under Ohio Law
                      same limitation of personal liability extended to    shall not attach to, among others, holders of
                      shareholders of a private corporation organized      shares of beneficial interest.
                      for profit under the General Corporation Law of
                      the State of Delaware (such shareholders are         The OH Declaration provides that no shareholder
                      generally not liable for the obligations of the      shall be subject to any personal liability
                      corporation).                                        whatsoever to any person (including any
                                                                           individual, corporation, partnership, trust,
                      Under the DE Declaration, shareholders are           association or other entity, or government agency
                      entitled to the same limitation of personal          or political subdivision thereof) in connection
                      liability as that extended to shareholders of a      with Trust property or the acts, obligations or
                      private corporation organized for profit under the   affairs of the Trust. If any shareholder shall be
                      General Corporation Law of the State of Delaware.    charged or held personally liable for any
                      However, the board may cause any shareholder to      obligation or liability of the Trust solely by
                      pay for charges of the DE Trust's custodian or       reason of being or having been a shareholder and
                      transfer, dividend disbursing, shareholder           not because of such shareholder's acts or
                      servicing or similar agent for services provided     omissions or for some other reason, the Trust
                      to such shareholder by setting off such amount due   (upon proper and timely request by the
                      from such shareholder from the amount of (i)         shareholder) shall assume the defense against such
                      declared but unpaid dividends or distributions       charge and satisfy any judgment or settlement
                      owed such shareholder, or (ii) proceeds from the     thereon and the shareholder or former shareholder
                      redemption by the DE Trust of shares from such       (or his heirs, executors, administrators, or other
                      shareholder pursuant to Article VI of the DE         legal representatives, or in the case of a
                      Declaration.                                         corporation or other legal entity, its corporate
                                                                           or other general successor) shall be entitled out
                                                                           of the assets of the Trust to be held harmless
                                                                           from and indemnified against all loss and expense
                                                                           arising from such liability.

TRUSTEE/AGENT         Subject to the provisions in the governing           Ohio Law provides that liability to third persons
LIABILITY             instrument, the Delaware Act provides that a         for any act, omission or obligation of an OBT that
                      trustee or any other person appointed, elected or    has made all necessary filings under Ohio law
                      engaged to manage the DST, when acting in such       shall not attach to its trustees.
                      capacity, will not be personally liable to any
                      person other than the DST or a shareholder of the    Unless otherwise set forth in the trust
                      DST for any act, omission or obligation of the DST   instrument, and notwithstanding section 1746.13 of
                      or any trustee. To the extent that at law or in      Ohio Law, a trustee of an OBT that has made all
                      equity, a trustee has duties (including fiduciary    necessary filings under Ohio Law shall be liable
                      duties) and liabilities to the DST and its           to an OBT, its shareholders, and its other
                      shareholders, such duties and liabilities may be     trustees only to the same extent as a director of
                      expanded or restricted by the governing instrument.  an Ohio for-profit corporation is liable to the corporation, its shareholders, and its other
                                                                           directors. A trustee of an OBT that has made all
                                                                           necessary filings under Ohio Law is not liable for
                                                                           the act or misconduct of a cotrustee in which he
                                                                           has not joined, to which he

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                                                                           has not consented, and which he has not aided or
                                                                           made possible by his own neglect.

                      The DE Declaration provides that any person who is   The OH Declaration provides that no trustee of the
                      or was a trustee, officer, employee or other agent   Trust shall be subject to any personal liability
                      of the DE Trust or is or was serving at the          whatsoever to any person (including any
                      request of the DE Trust as a trustee, director,      individual, corporation, partnership, trust,
                      officer, employee or other agent of another          association or other entity, or government agency
                      corporation, partnership, joint venture, trust or    or political subdivision thereof), other than the
                      other enterprise (an "Agent") will be liable to      Trust or its shareholders, in connection with the
                      the DE Trust and to any shareholder solely for       Trust's property or its affairs, except those
                      such Agent's own willful misfeasance, bad faith,     arising from bad faith, willful misfeasance, gross
                      gross negligence or reckless disregard of the        negligence or reckless disregard for his duty to
                      duties involved in the conduct of such Agent (such   such person; and all such persons shall look
                      conduct referred to as "Disqualifying Conduct").     solely to the Trust's property for satisfaction of
                      Subject to the preceding sentence, (i) a trustee     claims of any nature arising in connection with
                      shall not be liable for errors of judgment or        the affairs of the Trust.
                      mistakes of fact or law; and (ii) an Agent will
                      not be liable for any act, omission, neglect or      The OH Declaration further provides that a trustee
                      wrongdoing of any other Agent or any officer,        shall be liable for his own willful misfeasance,
                      employee, consultant, investment adviser,            bad faith, gross negligence or reckless disregard
                      principal underwriter, administrator, fund           of the duties involved in the conduct of the
                      accountant or accounting agent, custodian, and/or    office of trustees, and for nothing else, and
                      transfer, dividend disbursing or shareholder         shall not be liable for errors of judgment or
                      servicing agent of the DE Trust. No Agent, when      mistakes of fact or law. Subject to the
                      acting in such capacity, shall be personally         foregoing, (a) the trustees shall not be
                      liable to any person (other than the DE Trust or     responsible or liable in any event for any neglect
                      its shareholders as described above) for any act,    or wrongdoing of any officer, agent, employee,
                      omission or obligation of the DE Trust or any        consultant, investment adviser, distributor,
                      trustee of the DE Trust.  The trustees, officers     administrator, or transfer agent of the Trust, nor
                      and employees of the DE Trust may rely on the        shall any trustee be responsible for the act or
                      advice of counsel or experts as described in the     omission of any other trustee; and (b) the
                      DE Declaration.  No officer or trustee shall be      trustees may rely on the advice of counsel or
                      liable for any act or omission in accordance with    experts as described the OH Declaration.
                      such advice and no inference concerning liability
                      shall arise from a failure to follow such
                      advice.

INDEMNIFICATION       Subject to such standards and restrictions, if       Ohio Law does not contain specific provisions that
                      any, contained in the governing instrument of a      require an OBT to provide for indemnification of
                      DST, the Delaware Act authorizes a DST to            trustees, officers, employees, shareholders, or
                      indemnify and hold harmless any trustee,             other agents of the OBT, or any person serving at
                      shareholder or other person from and against any     the request thereof, nor does Ohio Law prohibit
                      and all claims and demands.                          such indemnification.

                      Pursuant to the DE Declaration, the DE Trust will    The OH Declaration provides that, except as
                      indemnify any Agent who was or is a party or is      otherwise limited below, every person who is, or
                      threatened to be made a party to any proceeding by   has been a trustee or officer of the Trust shall
                      reason of the fact that such Agent is or was an      be indemnified by the Trust against all liability
                      Agent against attorneys' fees and certain other      and against all expenses (including, without
                      expenses, judgments, fines, settlements and other    limitation, attorneys' fees, costs, judgments,
                      amounts incurred in connection with such             amounts paid in settlement, fines, penalties and
                      proceeding if such Agent acted in good faith or in   other liabilities) reasonably incurred or paid by
                      the case of a criminal proceeding, had no            him in connection with any claim, action, suit or
                      reasonable cause to believe such Agent's conduct     proceeding (civil, criminal or other, including
                                                                           appeals) in which he

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      was unlawful. However, there is no right to          becomes involved as a party or otherwise by virtue
                      indemnification for any liability arising from the   of his being or having been a trustee or officer.
                      Agent's Disqualifying Conduct, and in accordance
                      therewith, no indemnification shall be provided to
                      an Agent (i) against any liability to the DE Trust   The OH Declaration further provides, however, that
                      or its shareholders by reason of a final             no indemnification shall be provided to a trustee
                      adjudication by the court or other body before       or officer of the Trust (i) against any liability
                      which the proceeding was brought that the Agent      to the Trust or its shareholders by reason of a
                      engaged in Disqualifying Conduct, (ii) with          final adjudication by the court or other body
                      respect to any matter as to which shall have been    before which the proceeding was brought that he
                      finally adjudicated not to have acted in good        engaged in willful misfeasance, bad faith, gross
                      faith or in the reasonable belief that the Agent's   negligence or reckless disregard of the duties
                      action was in, or not opposed to, the best           involved in the conduct of his office, (ii) with
                      interest of the DE Trust, or (iii) in the event of   respect to any matter as to which he shall have
                      a settlement or other disposition not involving a    been finally adjudicated not to have acted in good
                      final adjudication resulting in payment by the       faith or in the reasonable belief that his action
                      Agent, unless there has been either a                was in, or not opposed to, the best interest of
                      determination that such Agent did not engage in      the Trust, or (iii) in the event of a settlement
                      Disqualifying Conduct (a) by the court or other      or other disposition not involving a final
                      body approving the settlement or other disposition   adjudication resulting in payment by a trustee or
                      or by a reasonable determination, based upon a       officer, unless there has been either a
                      review of readily available facts (as opposed to a   determination that such trustee or officer did not
                      full trial-type inquiry) that he did not engage in   engage in willful misfeasance, bad faith, gross
                      such conduct; (b) by written opinion of              negligence or reckless disregard of the duties
                      independent legal counsel; or (c) by vote of a       involved in the conduct of his office by the court
                      majority of the Disinterested Trustees of the DE     or other body approving the settlement or other
                      Trust acting on the matter (provided that a          disposition or by a reasonable determination,
                      majority of such trustees then in office act on      based upon a review of readily available facts (as
                      the matter). A "Disinterested Trustee" for this      opposed to a full trial-type inquiry) that he did
                      purpose is one (i) who is not an "Interested         not engage in such conduct: (a) by written opinion
                      Person" of the Trust (including anyone who has       of independent legal counsel; or (b) by vote of a
                      been exempted from being an "Interested Person" by   majority of the Disinterested Trustees of the
                      any rule regulation or order of the U.S.             Trust acting on the matter (provided that such
                      Securities and Exchange Commission ("SEC")), and     trustees act on the matter). A "Disinterested
                      (ii) against whom none of such actions, suits or     Trustee" is one (i) who is not an interested
                      other proceedings or another action, suit or other   person of the Trust (including anyone who has been
                      proceeding on the same or similar grounds is then    exempted from being an "Interested Person" by any
                      or has been pending. Note that the Securities Act    rule regulation or order of the Commission), and
                      of 1933, as amended (the "1933 Act"), in the         (ii) against whom none of such actions, suits or
                      opinion of the SEC, and the 1940 Act also limit      other proceedings or another action, suit or other
                      the ability of the Trust to indemnify an Agent.      proceeding on the same or similar grounds is then
                                                                           or has been pending.

                      Expenses incurred by an Agent in defending any       Expenses of preparation of a defense to any claim,
                      proceeding may be advanced by the DE Trust before    action, suit or proceeding of the character
                      the final disposition of the proceeding on receipt   described above shall be advanced by the Trust
                      of an undertaking by or on behalf of the Agent to    prior to final disposition thereof upon receipt of
                      repay the amount of the advance if it is             an undertaking by or on behalf of the recipient to
                      ultimately determined that the Agent is not          repay such amount if it is ultimately determined
                      entitled to indemnification by the DE Trust;         that he is not entitled to indemnification,
                      provided that either (i) such undertaking is         provided that either (i) such undertaking is
                      secured by a surety bond or some other appropriate   secured by a surety bond or some other appropriate
                      security or the DE Trust shall be insured against    security or the Trust shall be insured against
                      losses arising out of any such advances, or (ii) a   losses arising out of any such advances, or (ii) a
                      majority of the Disinterested Trustees acting on     majority of the Disinterested Trustees of the
                      the matter (provided that a majority of such         Trust acting on the matter (provided that such
                      trustees then in                                     trustees then in office

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      office act on the matter) or independent legal       act on the matter) or independent legal counsel in
                      counsel in a written opinion, shall determine,       a written opinion, shall determine, based upon a
                      based upon a review of readily available facts (as   review of readily available facts (as opposed to a
                      opposed to a full trial-type inquiry), that there    full trial-type inquiry), that there is reason to
                      is reason to believe that the recipient ultimately   believe that the recipient ultimately will be
                      will be found entitled to indemnification.           found entitled to indemnification.

                                                                           Agents and employees of the Trust who are not
                                                                           trustees or officers of the Trust may be
                                                                           indemnified under the same standards and
                                                                           procedures described above, at the discretion of
                                                                           the trustees.

INSURANCE             The Delaware Act is silent as to the right of a      Under Ohio Law, an OBT, which has made the
                      DST to purchase insurance on behalf of its           requisite filings under Ohio Law, may purchase and
                      trustees or other persons.  However, as the policy   maintain insurance on behalf of any person who is
                      of the Delaware Act is to give maximum effect to     or was a trustee, officer, employee, shareholder
                      the principle of freedom of contract and to the      or agent of the OBT or is or was serving at the
                      enforceability of governing instruments, the DE      request of the OBT as a director, trustee,
                      Declaration authorizes the board, to the fullest     officer, employee or agent of another OBT,
                      extent permitted by applicable law, to purchase      corporation, domestic or foreign, nonprofit or for
                      with DE Trust assets, insurance for liability and    profit, partnership, joint venture, trust or other
                      for all expenses of an Agent in connection with      enterprise against any liability asserted against
                      any proceeding in which such Agent becomes           him and incurred by him in such capacity, or
                      involved by virtue of such Agent's actions, or       arising out of such status, whether or not the
                      omissions to act, in its capacity or former          trust instrument of the OBT contains provisions
                      capacity with the DE Trust, whether or not the DE    for indemnification of such person against such
                      Trust would have the power to indemnify such Agent   liability by the OBT.
                      against such liability.
                                                                           The OH Declaration provides that the rights of
                                                                           indemnification thereunder may be insured against
                                                                           by policies maintained by the Trust.

SHAREHOLDER RIGHT     Under the Delaware Act, except to the extent         Ohio Law contains no provision relating to
OF INSPECTION         otherwise provided in the governing instrument and   shareholder inspection rights.
                      subject to reasonable standards established by the
                      trustees, each shareholder has the right, upon
                      reasonable demand for any purpose reasonably
                      related to the shareholder's interest as a
                      shareholder, to obtain from the DST certain
                      information regarding the governance and affairs
                      of the DST.

                      To the extent permitted by Delaware law and the DE   The OH Declaration provides that the records of
                      By-Laws, a shareholder, upon reasonable written      the Trust shall be open to inspection by
                      demand to the DE Trust for any purpose reasonably    shareholders to the same extent as is permitted
                      related to such shareholder's interest as a          stockholders of an Ohio for-profit corporation.
                      shareholder, may inspect certain information as to
                      the governance and affairs of the DE Trust during    Section 1701.37(C) of Ohio Law provides that any
                      regular business hours. However, reasonable          shareholder, upon written demand stating the
                      standards governing, without limitation, the         specific purpose thereof, shall have the right to
                      information and documents to be furnished and the    examine in person or by agent or attorney at any
                      time and location of furnishing                      reasonable time and for any reasonable and proper

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      the same, will be established by the board or, in     purpose, a company's articles, its regulations,
                      case the board does not act, any officer to whom      its books and records of account, minutes, and
                      such power is delegated in the DE By-Laws. In         records of shareholders aforesaid, and voting
                      addition, as permitted by the Delaware Act, the DE    trust agreements, if any, on file with the
                      By-Laws also authorize the board or, in case the      company, and to make copies or extracts thereof.
                      board does not act, any officer to whom such power
                      is delegated in the DE By-Laws, to keep
                      confidential from shareholders for such period of
                      time as deemed reasonable any information that the
                      board or such officer, as applicable, reasonably
                      believes to be in the nature of trade secrets or
                      other information that the board or such officer,
                      as applicable, in good faith believes would not be
                      in the best interests of the DE Trust to disclose
                      or that could damage the DE Trust or that the DE
                      Trust is required by law or by agreement with a
                      third party to keep confidential.

DERIVATIVE ACTIONS    Under the Delaware Act, a shareholder may bring a    The OH Declaration provides that the trustees
                      derivative action if trustees with authority to do   shall have the power to engage in and to
                      so have refused to bring the action or if a demand   prosecute, defend, compromise, abandon, or adjust,
                      upon the trustees to bring the action is not         by arbitration, or otherwise, any actions, suits,
                      likely to succeed. A shareholder may bring a         proceedings, disputes, claims, and demands
                      derivative action only if the shareholder is a       relating to the Trust, and out of the assets of
                      shareholder at the time the action is brought and:   the Trust to pay or to satisfy any debts, claims
                      (i) was a shareholder at the time of the             or expenses incurred in connection therewith,
                      transaction complained about or (ii) acquired the    including those of litigation, and such power
                      status of shareholder by operation of law or         shall include without limitation the power of the
                      pursuant to the governing instrument from a person   trustees or any appropriate committee thereof, in
                      who was a shareholder at the time of the             the exercise of their or its good faith business
                      transaction. A shareholder's right to bring a        judgment, to dismiss any action, suit,
                      derivative action may be subject to such             proceedings, dispute, claim, or demand, derivative
                      additional standards and restrictions, if any, as    or otherwise, brought by any person, including a
                      are set forth in the governing instrument.           shareholder in its own name or the name of the
                                                                           Trust, whether or not the Trust or any of the
                                                                           trustees may be named individually therein or the
                                                                           subject matter arises by reason of business for or
                                                                           on behalf of the Trust.

                      The DE Declaration provides that, subject to the requirements set forth in the Delaware Act, a shareholder(s) may bring a derivative action on behalf of the DE Trust only if the shareholder(s) first makes a pre-suit demand upon the board to bring the subject action unless an effort to cause the board to bring such action is excused. A demand on the board shall only be excused if a majority of the board, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A trustee shall not be deemed to have a material personal financial interest in an action or otherwise be disqualified from ruling on a shareholder demand by virtue of the fact that such trustee receives remuneration from his or her service on the board of the DE

                                   DELAWARE STATUTORY TRUST                                OHIO BUSINESS TRUST
                                   ------------------------                                -------------------
                      Trust or on the boards of one or more investment
                      companies with the same or an affiliated
                      investment adviser or underwriter.

MANAGEMENT            The DE Trust, upon completion of the                 The Trust is an open-end management investment
INVESTMENT COMPANY    Reorganization, will be an open-end management       company under the 1940 Act (i.e., a management
CLASSIFICATION        investment company under the 1940 Act (i.e., a       investment company whose securities are
                      management investment company whose securities are   redeemable).
                      redeemable).

                                                                       EXHIBIT D

                PRINCIPAL SHAREHOLDERS AS OF SEPTEMBER 30, 2004.

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Class X shares
         Class Y shares
         Institutional Class shares

Gartmore Bond Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

Gartmore China Opportunities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Convertible Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Emerging Markets Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Global Financial Services Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Global Health Sciences Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Global Natural Resources Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Global Technology and
 Communications Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Global Utilities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Government Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Class X shares
         Class Y shares
         Institutional Class shares

Gartmore Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore High Yield Bond Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore International Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore International Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------

Gartmore Investor Destinations Aggressive
Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

Gartmore Investor Destinations Moderately
Aggressive Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

Gartmore Investor Destinations Moderate
Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

Gartmore Investor Destinations Moderately
Conservative Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

Gartmore Investor Destinations Conservative
Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Large Cap Value Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Micro Cap Equity Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Mid Cap Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Mid Cap Market Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

Gartmore Millennium Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Money Market Fund:
         Prime Class shares
         Class C shares
         Service Class shares
         Institutional Class shares

Gartmore Morley Capital Accumulation Fund:
         Class A shares
         IRA Class shares
         Service Class shares
         Institutional Class shares

Gartmore Morley Enhanced Income Fund:
         Class A shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Nationwide Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Nationwide Leaders Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Optimal Allocations Fund:
Aggressive:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Optimal Allocations Fund:
Moderately Aggressive:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Optimal Allocations Fund:
Moderate:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Optimal Allocations Fund:
Specialty:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore S&P 500 Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares
         Local Fund shares
         Service Class shares

Gartmore Small Cap Index Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Tax-Free Income Fund:
         Class A shares
         Class B shares
         Class C shares
         Class D shares
         Class X shares
         Class Y shares
         Institutional Class shares

Gartmore Small Cap Growth Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Small Cap Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore U.S. Growth Leaders Fund :
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore U.S. Growth Leaders Long-Short Fund :
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

                                                NAME AND ADDRESS      NUMBER OF SHARES      PERCENTAGE OF
    FUND AND CLASS                               OF SHAREHOLDER      BENEFICIALLY OWNED      FUND OWNED
    --------------                               --------------      ------------------      ----------
Gartmore Value Opportunities Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

Gartmore Worldwide Leaders Fund:
         Class A shares
         Class B shares
         Class C shares
         Class R shares
         Institutional Service Class shares
         Institutional Class shares

NorthPointe Small Cap Value Fund:
         Institutional Class shares

---------------

(1) As described above, Nationwide will vote these Shares in accordance with voting instructions it receives in a timely manner from owners of variable contracts.

GARTMORE MUTUAL FUNDS                           Your prompt response will
                                                 save your Fund the expense
                                                    of additional mailings.

            Please fold and detach card at perforation before mailing

                              GARTMORE MUTUAL FUNDS
                         SPECIAL MEETING OF SHAREHOLDERS
                         PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) William J. Baltrus, Gerald S. Holland, and Eric E. Miller, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund of the Gartmore Mutual Funds (the "Trust") as indicated above which the undersigned is entitled to vote at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                              Date: ______________________

                                               NOTE: Please sign exactly as your
                                                name appears on this proxy card.
                                          When shares are held by joint tenants,
                                                  both should sign. When signing
                                                in a fiduciary capacity, such as
                                               executor, administrator, trustee,
                                                attorney, guardian, etc., please
                                                      so indicate. Corporate and
                                                   partnership proxies should be
                                                  signed by an authorized person
                                                  indicating the person's title.

                                          Signature(s) (Title(s), if applicable)

                    PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                ENCLOSED ENVELOPE

          * Please fold and detach card at perforation before mailing *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 14 nominees specified         FOR all         WITHHOLD
below as Trustees: Charles E. Allen,          nominees        authority
Michael J. Baresich, Paula H. J.              listed          to vote for
Cholmondeley, C. Brent DeVore,                (except as      all nominees.
Phyllis Kay Dryden, Robert M.                 marked to
Duncan,  Barbara L. Hennigar, Paul J.         the
Hondros, Barbara I. Jacobs, Thomas J.         contrary at
Kerr IV, Douglas F. Kridler, Michael          left).
D. McCarthy,  Arden L. Shisler, David
C. Wetmore

(INSTRUCTION: TO WITHHOLD                     [ ]             [ ]               [ ]         1.
AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S) OF THE
NOMINEE(S) ON THE LINE
BELOW.)
                                              FOR             AGAINST           ABSTAIN
2.To approve an Agreement and Plan            [ ]             [ ]               [ ]         2.
of Reorganization that provides for the
reorganization of the Trust from an
Ohio business trust to a Delaware
statutory trust.

                                           Complete this instruction form TODAY!
GARTMORE MUTUAL FUNDS                           Your prompt response will
                                                  save your Fund the expense
                                                     of additional mailings.

                              GARTMORE MUTUAL FUNDS

The undersigned contract owner of a variable annuity or variable life insurance contract, revoking previous voting instructions, hereby instructs Nationwide Life Insurance Company or Nationwide Life and Annuity Insurance Company to vote all shares of the Fund of Gartmore Mutual Funds (the "Trust"), as indicated above, attributable to his or her variable annuity or variable life insurance contract, as of September 30, 2004, at a Special Meeting of Shareholders of the Trust to be held at 1200 River Road, Suite 1000, Conshohocken, Pennsylvania 19428, on Thursday, December 23, 2004, at 9:00 a.m., Eastern time, and at any adjournments thereof. These Instructions shall be used to vote on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of Special Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                                    Date: ______________________
                                               NOTE: Please sign exactly as your
                                                     name appears on this Voting
                                               Instruction Form. When shares are
                                              held by joint tenants, both should
                                               sign. When signing in a fiduciary
                                                     capacity, such as executor,
                                               administrator, trustee, attorney,
                                             guardian, etc., please so indicate.
                                               Corporate and partnership proxies
                                               should be signed by an authorized
                                           person indicating the person's title.
                                          ______________________________________

                                          ______________________________________
                                          Signature(s) (Title(s), if applicable)

                                       PLEASE SIGN, DATE, AND RETURN PROMPTLY IN
                                                               ENCLOSED ENVELOPE

         * Please fold and detach card at perforation before mailing. *

Please refer to the Proxy Statement discussion of each of these proposals.

IF NO SPECIFICATION IS MADE AND THIS VOTING INSTRUCTION FORM IS SIGNED AND RETURNED, THE VOTING INSTRUCTION SHALL BE DEEMED TO BE AN INSTRUCTION TO VOTE FOR THE PROPOSALS.

As to any other matter, [said attorneys] shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

                   PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1. To elect the 14 nominees specified         FOR all        WITHHOLD
below as Trustees: Charles E. Allen,          nominees       authority
Michael J. Baresich, Paula H. J.              listed         to vote for
Cholmondeley, C. Brent DeVore,                (except as     all nominees.
Phyllis Kay Dryden, Robert M.                 marked to
Duncan,  Barbara L. Hennigar, Paul J.         the
Hondros, Barbara I. Jacobs, Thomas J.         contrary at
Kerr IV, Douglas F. Kridler, Michael          left).
D. McCarthy,  Arden L. Shisler, David
C. Wetmore.

(INSTRUCTION: TO WITHHOLD                     [ ]            [ ]                [ ]         1.
AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE(S),
WRITE THE NAME(S) OF THE
NOMINEE(S) ON THE LINE
BELOW.)
                                              FOR            AGAINST            ABSTAIN
2.To approve an Agreement and Plan            [ ]            [ ]                [ ]         2.
of Reorganization that provides for the
reorganization of the Trust from an
Ohio business trust to a Delaware
statutory trust.

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